UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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PriceSmart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRICESMART, INC.

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

TO THE STOCKHOLDERS OF PRICESMART, INC.:

Notice is hereby given that the Annual Meeting of the Stockholders of PriceSmart, Inc. (the “Company”), will be held at 10:00 a.m. on Tuesday, January 22, 2013 at the Company’s corporate headquarters, 9740 Scranton Road, San Diego, California, 92121 for the following purposes:

1.	To elect directors for the ensuing year, to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board of Directors of the Company has nominated and recommends for election as directors the following eight persons:

Sherry S. Bahrambeygui	Leon C. Janks	Robert E. Price
Gonzalo Barrutieta	Jose Luis Laparte	Edgar Zurcher
Katherine L. Hensley	Mitchell G. Lynn

2.	To approve the PriceSmart, Inc. 2013 Equity Incentive Award Plan.

3.	To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on November 30, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A list of such stockholders shall be open to the examination of any stockholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the Company’s corporate headquarters, 9740 Scranton Road, San Diego, California 92121.

Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY, OR YOU MAY VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All stockholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert M. Gans

Secretary

San Diego, California

December 5, 2012

PRICESMART, INC.

9740 Scranton Road

San Diego, California 92121

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

January 22, 2013

The Board of Directors of PriceSmart, Inc., a Delaware corporation (the “Company”), is soliciting the enclosed Proxy for use at the Annual Meeting of Stockholders of the Company to be held on January 22, 2013 (the “Annual Meeting”), and at any adjournments thereof. This Proxy Statement will be first sent to stockholders on or about December 5, 2012. You can submit your Proxy by mail or you may provide voting instructions for your shares by telephone or via the Internet. Instructions for voting by telephone, by using the Internet or by mail are described on the enclosed Proxy. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so. Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board of Directors’ nominees for directors, or for a substitute or substitutes selected by the Board of Directors in the event a nominee or nominees are unable to serve or decline to do so, and to approve the PriceSmart, Inc. 2013 Equity Incentive Award Plan. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the stockholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting by executing a later Proxy or by attending the Annual Meeting and voting in person.

The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone, facsimile or e-mail, by officers, directors and other employees of the Company. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send, or cause to be sent, Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

The Company’s mailing address is 9740 Scranton Road, San Diego, California 92121.

Voting

Stockholders of record at the close of business on November 30, 2012 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

As of November 30, 2012, 30,215,819 shares of the Company’s common stock, $.0001 par value per share (“Common Stock”), were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Because directors are elected by a plurality of the votes of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on the election of directors, abstentions and “broker non-votes” do not constitute a vote “for” or “against” any nominee for the Board of Directors and thus will be disregarded in the calculation of “votes cast” for purposes of electing nominees to the Board of Directors. Approval of the PriceSmart, Inc. 2013 Equity Incentive Award Plan requires the affirmative vote of a majority of the total votes cast on such proposal; abstentions and “broker non-votes” are not counted as votes cast on the proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company has nominated and recommends for election as directors the eight persons named herein to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. All of the nominees are presently directors of the Company, and following the Annual Meeting there will be no vacancies on the Board of Directors. Directors are elected by a plurality of the votes of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on the election of directors. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote the shares represented by the Proxies for one or more substitute nominees selected by the present Board of Directors. The Board of Directors does not believe at this time that any substitute nominee or nominees will be required.

Nominations Process

The Board of Directors of the Company has adopted a resolution approving certain procedures comprising a “Nominations Process.” A copy of the Nominations Process is available on the Company’s website at www.pricesmart.com. Among other things, the Nominations Process sets forth a procedure calling for director nominees to be recommended to the Board of Directors, for the Board of Director’s nomination, by a majority of the independent directors. Under the Company’s Corporate Governance Guidelines, the independent directors, in recommending to the Board of Directors candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, are required to take into account many factors, including a candidate’s ability to make independent analytical inquiries, general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment, experience in the Company’s industry and with relevant social policy concerns, understanding of the Company’s business on a technical level, other board service and educational and professional background. Each nominee must also possess fundamental qualities of intelligence, honesty, good judgment, high ethics, and standards of integrity, fairness and responsibility. While the Company does not have a specific policy regarding Board diversity, it is one of a number of factors that the Board of Directors may take into account in identifying nominees. The independent directors and the Board of Directors are required to evaluate each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend to the Board of Directors a director for re-election, the independent directors also are required to consider the director’s past attendance at meetings and participation in, and contributions to, the activities of the Board of Directors. Notwithstanding the foregoing, there are no specific, minimum qualifications that a nominee must meet. The independent directors of the Board of Directors unanimously recommended the director nominees who were subsequently nominated by the full Board of Directors.

Under the Company’s Nominations Process, the independent directors are required to give consideration to candidates recommended by any stockholder of the Company who has held the Company’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares of Common Stock. The recommending stockholder must submit the following:

•	a detailed resume of the recommended candidate;

•	an explanation of the reasons why the stockholder believes the recommended candidate is qualified for service on the Company’s Board of Directors;

•	such other information that would be required by the rules of the Securities and Exchange Commission, or the SEC, to be included in a proxy statement;

•	the written consent of the recommended candidate;

•	a description of any arrangements or undertakings between the stockholder and the recommended candidate regarding the nomination; and

•	proof of the recommending stockholder’s stock holdings in the Company.

Recommendations from stockholders received after the deadline set forth in the Company’s most recent proxy statement for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the next annual meeting likely will not be considered timely for consideration for the following year’s annual meeting. Recommendations received by the Company from stockholders will be evaluated pursuant to the same criteria as other candidates recommended to the Board of Directors.

Independent Directors

The Company’s Board of Directors has determined that the following nominees for director are “independent” under the Nasdaq Stock Market listing standards applicable to the Company: Gonzalo Barrutieta, Katherine Hensley, Leon Janks, Mitchell Lynn and Edgar Zurcher.

Information Regarding Nominees

The table below indicates the name, current position with the Company and age as of October 31, 2012 of each nominee for director.

Name	Position	Age
Robert E. Price	Chairman of the Board	70
Sherry S. Bahrambeygui.	Director	48
Gonzalo Barrutieta	Director	46
Katherine L. Hensley	Director	75
Leon C. Janks	Director	63
Jose Luis Laparte	Director, Chief Executive Officer and President	46
Mitchell G. Lynn	Director	63
Edgar Zurcher	Director	61

Robert E. Price has been Chairman of the Board of Directors of the Company since July 1994 and served as Chief Executive Officer of the Company from April 2006 until July 2010. Mr. Price served as Interim Chief Executive Officer of the Company from April 2003 until April 2006 and also served as Interim President of the Company from April 2003 until October 2004. Mr. Price also served as President and Chief Executive Officer of the Company from July 1994 until January 1998. Additionally, Mr. Price served as Chairman of the Board of Price Enterprises, Inc. (“PEI”) from July 1994 until November 1999 and was President and Chief Executive Officer of PEI from July 1994 until September 1997. Mr. Price was Chairman of the Board of Price/Costco, Inc. (“Price/Costco”) from October 1993 to December 1994. From 1976 to October 1993, he was Chief Executive Officer and a director of The Price Company (“TPC”). Mr. Price served as Chairman of the Board of TPC from January 1989 to October 1993, and as its President from 1976 until December 1990. Mr. Price has been a Manager of The Price Group, LLC since August 2000. Mr. Price’s significant experience as an executive and director of warehouse club merchandising businesses, as well as his extensive knowledge of the Company’s business, history and culture, contribute to the Board of Directors’ conclusion that he should serve as a director of the Company.

Sherry S. Bahrambeygui has been a director of the Company since November 2011. Ms. Bahrambeygui joined The Price Group, LLC in September 2006 and has served as a Managing Member of The Price Group, LLC since January 2007. Additionally, Ms. Bahrambeygui serves as Executive Vice President, Secretary and Vice Chairman of the Boards of Price Charities, fka San Diego Revitalization Corp., and Price Family Charitable

Fund and she is also the Chief Executive Officer of PS Ivanhoe, LLC, a commercial real estate company. Ms. Bahrambeygui was a licensed stockbroker and is a founding partner of the law firm of Hosey & Bahrambeygui, LLP. She has been practicing law with an emphasis in employment and business litigation since 1993 and provided consultation and legal representation to the Company from time-to-time between 2001 and 2008. Ms. Bahrambeygui’s thorough understanding of the business and operations of the Company, as well as having effectively assisted the Company on certain legal and business matters, contribute to the Board of Directors’ conclusion that she should serve as a director of the Company.

Gonzalo Barrutieta has been a director of the Company since February 2008. Mr. Barrutieta was employed in several capacities with Grupo Gigante, S.A. de C. V. from 1994 to 2006, including as Director of Real Estate and New Business Development. Since 1994, he has served as a member of the board of directors of Grupo Gigante. From 2002 through 2005, Mr. Barrutieta was a director of PriceSmart Mexico (formerly a joint venture between the Company and Grupo Gigante) and served as Chief Executive Officer of PriceSmart Mexico from 2003 to 2005. Mr. Barrutieta has also been a director of Hoteles Presidente since 2004, of Office Depot Mexico since 2005, of Radio Shack Mexico from 2005 until 2012, and has served as President and director of Operadora IPC de Mexico since 2007. Mr. Barrutieta’s experience as an executive and director of international merchandising businesses, as well as his general knowledge and understanding of the markets in Central America, contribute to the Board of Directors’ conclusion that he should serve as a director of the Company.

Katherine L. Hensley has been a director of the Company since July 1997 and served as a director of PEI from December 1994 until July 1997. She is a retired partner of the law firm of O’Melveny & Myers in Los Angeles, California. Ms. Hensley joined O’Melveny & Myers in 1978 and was a partner from 1986 to 1992. From 1994 to 2000, Ms. Hensley served as a trustee of Security First Trust, an open-end investment management company registered under the Investment Company Act of 1940. Ms. Hensley’s extensive background in the legal field, including her experience in executive compensation and corporate matters, as well as her many years of service to the Company as a member of the Board of Directors as well as its Audit, Finance, Compensation, Nominating and Governance Committees, contribute to the Board of Directors’ conclusion that she should serve as a director of the Company.

Leon C. Janks has been a director of the Company since July 1997 and served as a director of PEI from March 1995 until July 1997. He has been a partner in the accounting firm of Green, Hasson & Janks LLP in Los Angeles, California since 1980 and serves as its Managing Partner. Mr. Janks has extensive experience in domestic and international business, serving a wide variety of clients in diverse businesses. Mr. Janks is also a certified public accountant. Mr. Janks’ experience, as well as his significant accounting, financial and tax expertise and his many years of service to the Company as a member of the Board of Directors as well as its Audit, Finance, Compensation and Executive Committees, contribute to the Board of Directors’ conclusion that he should serve as a director of the Company.

Jose Luis Laparte has been a director of the Company since February 2008, Chief Executive Officer and President of the Company since July 2010, and served as President of the Company from October 2004 through June 2010. Mr. Laparte initially served as a consultant for the Company, from December 2003 to October 2004. Prior to joining the Company as a consultant, Mr. Laparte worked for more than 14 years at Wal-Mart Stores, Inc. in Mexico and the United States in progressively responsible positions. From October 2002 through September 2003, he served as Vice President of Sam’s International, where he directed and managed the company’s operations, finance, sales, marketing, product development and merchandising. From May 2000 to October 2002, he served as Vice President, Wal-Mart de Mexico, responsible for sales and the expansion of the Sam’s Club format in Mexico. Mr. Laparte’s background and experience as an executive overseeing numerous operational aspects of the international merchandising business, including sales, product development, merchandising, marketing, finance and information technology, contribute to the Board of Directors’ conclusion that he should serve as a director of the Company.

Mitchell G. Lynn has been a director of the Company since November 2011. Mr. Lynn served in several senior executive positions and as the President and a director of TPC prior to its merger in 1993 with Costco, Inc., and from 1993 until 1994 he served as an executive officer, director and member of the Executive Committee of Price/Costco. Mr. Lynn was also a member of The Price Group, LLC from 2005 to 2008. Mr. Lynn is a founding and continuing director of Bodega Latina Corporation, dba El Super, a 45-store warehouse-style grocery retailer that targets the Hispanic market in the Southwestern United States. Mr. Lynn is also the founder, owner and General Partner of CRI 2000, LP, dba Combined Resources International (CRI), which designs, develops and manufactures consumer products for international wholesale distribution, primarily through warehouse clubs. Mr. Lynn is also a founder and continuing Manager of Early Learning Resources, LLC, dba ECR4Kids (ECR), which designs, manufactures and sells educational/children’s products to wholesale dealers. Additionally, Mr. Lynn served as a director of United PanAm Financial Corp. from 2001 until its sale in 2011. Mr. Lynn is a certified public accountant and a licensed real estate broker in California. Mr. Lynn’s extensive prior experience in both the warehouse club business and general retailing and his significant knowledge relating to accounting and financial matters contribute to the Board of Directors’ conclusion that he should serve as a director of the Company.

Edgar Zurcher has been a director of the Company since October 15, 2009 and also served as a director of the Company from November 2000 to February 2008. Mr. Zurcher has been a partner in the law firm Zurcher, Odio & Raven in Costa Rica since 1980, which the Company uses as counsel for certain legal matters. Mr. Zurcher is also President of PLP, S.A., as well as a director of Payless ShoeSource Holdings, Ltd. (“Payless Shoes”). PLP, S.A. owns 40% of Payless Shoes, which rents retail space from PriceSmart. Additionally, Mr. Zurcher is a director of Molinos de Costa Rica Pasta and Roma S.A. dba Roma Prince S.A., from which the Company purchases products to sell to its members at its warehouse clubs, and is a director of Promerica Financial Corporation, S.A. from which the Company received rental income and credit card fees in fiscal years 2007 and 2008. Mr. Zurcher’s background in legal matters and his significant experience in Central America business and legal affairs contribute to the Board of Directors’ conclusion that he should serve as a director of the Company.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

PROPOSAL 2

APPROVAL OF THE PRICESMART, INC. 2013 EQUITY INCENTIVE AWARD PLAN

We are asking the Company’s stockholders to vote for approval of the proposed 2013 Equity Incentive Award Plan (the “2013 Plan”). The Board of Directors has unanimously adopted, subject to stockholder approval, the 2013 Plan for awards to employees and other service providers of the Company and its subsidiaries and affiliates. If the 2013 Plan is approved by our stockholders, the Company will not make any further awards under our existing active equity plans: The 1998 Equity Participation Plan of PriceSmart, Inc., The 2001 Equity Participation Plan of PriceSmart, Inc. and The 2002 Equity Participation Plan of PriceSmart, Inc. (together, the “Prior Plans”). The 2013 Plan will become effective upon approval of the 2013 Plan by our stockholders at the Annual Meeting.

Introduction

Equity-based compensation has been an important component of our compensation programs. The Compensation Committee of the Board of Directors believes that our capacity to grant equity-based compensation has been a significant factor in our ability to achieve our growth objectives and enhance stockholder value. The principal features of the 2013 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2013 Plan itself. The 2013 Plan is attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the 2013 Plan is to promote our success by linking the individual interests of our employees and other service providers to those of our stockholders and by providing such individuals with an incentive for outstanding performance to enhance returns to our stockholders. The 2013 Plan is further intended to provide the Company flexibility in our ability to motivate, attract, and retain the services of our employees and other service providers upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The 2013 Plan is designed to enable the Company to grant performance-based equity and cash awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”).

Size of the Share Pool

The share reserve under the 2013 Plan represents an increase of 600,000 shares to the shares currently available for grant under the Prior Plans.

As of the date of the Annual Meeting, the number of shares of our Common Stock available for issuance under the 2013 Plan will be equal to the sum of (1) 600,000 plus (2) the number of shares that remain available for issuance under the Prior Plans as of the date of the Annual Meeting. If our stockholders approve the 2013 Plan, the number of shares reserved for issuance under the 2013 Plan will be increased during the term of the 2013 Plan by the number of shares relating to awards outstanding under the 2013 Plan or any of the Prior Plans that expire, or are forfeited, terminated, cancelled or repurchased, or are settled in cash in lieu of shares. As of October 31, 2012, there were 195,595 shares remaining available for issuance under the Prior Plans and an aggregate of 736,223 awards outstanding under the Prior Plans. In no event will more than an aggregate of 1,531,818 shares of our Common Stock be issued under the 2013 Plan. For more information regarding the shares available for issuance under the 2013 Plan see “—Shares Available and Limitations on Awards” below.

Compensation and Governance Best Practices

The 2013 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the 2013 Plan as follows:

•	Limitations on Grants. The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any participant pursuant to the 2013 Plan during any fiscal year is

150,000. However, this number may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. The maximum amount that may be paid in cash to any participant during any fiscal year pursuant to awards granted under the 2013 Plan is $5,000,000.

•

No Repricing or Replacement of Options or Stock Appreciation Rights. The 2013 Plan prohibits, without stockholder approval: (1) the amendment of options or stock appreciation rights to reduce the exercise price, and (2) the replacement of an option or stock appreciation right with cash or any other award when the price per share of the option or stock appreciation right exceeds the fair market value of the underlying shares, except with respect to any Substitute Award (as defined in “Shares Available and Limitations on Awards” below).

•

No In-the-Money Option or Stock Appreciation Right Grants. The 2013 Plan prohibits the grant of options or stock appreciation rights with an exercise or base price less than 100% of the fair market value of our Common Stock on the date of grant.

•

Section 162(m) Qualification. The 2013 Plan is designed to allow awards made under the 2013 Plan, including equity awards and incentive cash bonuses, to qualify as performance-based compensation under Section 162(m) of the Code.

•

Independent Administration. The Compensation Committee of the Board of Directors generally will administer the 2013 Plan if it is approved by stockholders, and only the Compensation Committee may make grants of awards to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and persons who are “covered employees” within the meaning of Section 162(m) of the Code. The Compensation Committee may delegate certain of its duties and authorities to a subcommittee for awards to certain non-executive employees.

Stockholder Approval Requirement

In general, stockholder approval of the 2013 Plan is necessary in order for the Company to (1) meet the stockholder approval requirements of the principal securities market on which shares of our Common Stock are traded, (2) take tax deductions for certain compensation resulting from awards granted thereunder qualifying as performance-based compensation under Section 162(m) of the Code, and (3) grant stock options that qualify as incentive stock options (“ISOs”), as defined under Section 422 of the Code.

Administration

The 2013 Plan will be administered by the Compensation Committee of the Board of Directors, which may delegate its duties and responsibilities to subcommittees of our directors and/or officers for awards to certain non-executive employees, subject to certain limitations that may be imposed under applicable law or regulation, including Section 162(m) of the Code, Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The full Board of Directors will administer the 2013 Plan with respect to awards to non-employee directors. The Compensation Committee, or the Board of Directors, as applicable, is referred to as the “Administrator” of the 2013 Plan. The Administrator will have the authority to grant and set the terms of all awards under, make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2013 Plan, subject to its express terms and conditions.

Eligibility

All of our employees and consultants, and employees and consultants of our subsidiaries and affiliates, and members of the Board of Directors, are eligible to receive awards under the Plan. As of October 31, 2012, the persons who would have been eligible to participate in the 2013 Plan if it had been in effect on such date were seven non-employee directors, approximately 5,752 employees and approximately six consultants of the Company and its subsidiaries and affiliates.

Shares Available and Limitations on Awards

The 2013 Plan authorizes the issuance of an aggregate number of shares of our Common Stock equal to the sum of (1) 600,000 shares, plus (2) any shares of our Common Stock that are available for issuance under the Prior Plans as of the effective date of the 2013 Plan, plus (3) any shares of our Common Stock that are subject to awards under the Prior Plans as of the effective date of the 2013 Plan that become available for future grants of awards under the 2013 Plan pursuant to its terms following the effective date of the 2013 Plan. As of October 31, 2012, there were 195,595 shares remaining available for issuance under the Prior Plans and an aggregate of 736,223 awards outstanding under the Prior Plans. In no event will more than an aggregate of 1,531,818 shares of our Common Stock be issued under the 2013 Plan.

If (1) any award under the 2013 Plan or the Prior Plans is forfeited or expires or such award is settled for cash, (2) any shares subject to an award under the 2013 Plan or the Prior Plans are forfeited by the holder or repurchased by us, (3) any shares are tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation with respect to an award under the 2013 Plan or the Prior Plans, or (4) any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise, then the shares subject to such award may, to the extent of such forfeiture, expiration, cash settlement, repurchase, tender or withholding, be used again for new grants under the 2013 Plan. An award of dividend equivalents providing for cash payments in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2013 Plan.

Awards granted under the 2013 Plan by the Company upon the assumption of, or in substitution for, outstanding equity awards previously granted by another company or entity in connection with a corporate transaction between the Company and such company or entity, such as a merger, combination, consolidation or acquisition of property or stock (but not awards made in connection with the cancellation and repricing of an option or stock appreciation right), each a “Substitute Award,” will not reduce the shares authorized for grant under the 2013 Plan. Additionally, in the event that a company acquired by the Company or any of its subsidiaries or affiliates or with which we or any of our subsidiaries or affiliates combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the 2013 Plan and will not reduce the shares authorized for grant under the 2013 Plan, absent the acquisition or combination, and will be made only to individuals who were not employed by or providing services to the Company or any of its subsidiaries or affiliates immediately prior to such acquisition or combination.

The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any participant pursuant to the 2013 Plan during any fiscal year is 150,000 and the maximum cash award that may be made to any participant during any fiscal year is $5,000,000.

The shares of our Common Stock covered by the 2013 Plan may be shares in treasury, authorized but unissued shares, or shares purchased in the open market. After the date of the approval of the 2013 Plan by stockholders, no new awards may be granted under the Prior Plans.

Awards

The 2013 Plan provides for the grant of ISOs, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock, performance awards, dividend equivalents, and stock payments. Except as described below under “Director Awards,” no determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2013 Plan.

Stock options, including ISOs, as defined under Section 422 of the Code, and non-qualified stock options may be granted pursuant to the 2013 Plan. Only our employees may be granted ISOs under the 2013 Plan. The option exercise price of all stock options granted pursuant to the 2013 Plan will not be less than 100% of the fair market value of our Common Stock on the date of grant. In general, the fair market value shall be the closing sales price for a share of our Common Stock as quoted on the principal securities market on which shares of our Common Stock are traded on the trading day preceding the date of grant. The closing sale price for a share of Common Stock as of October 31, 2012 was $82.87. This would have been the exercise price per share for a stock option granted on November 1, 2012. Stock options may vest and become exercisable as determined by the Administrator, but in no event may a stock option have a term extending beyond the tenth anniversary of the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of our stock, however, shall have an exercise price that is not less than 110% of the fair market value of our common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as Section 422 of the Code provides. Generally, an option may be exercised only while such person remains an employee or non-employee director of the Company or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder’s termination of service with the Company or one of its subsidiaries or affiliates.

Stock appreciation rights may be granted pursuant to the 2013 Plan. A stock appreciation right entitles its holder, upon exercise of all or a portion of the stock appreciation right, to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise or base price per share of the stock appreciation right from the fair market value at the time of exercise of the stock appreciation right by the number of shares with respect to which the stock appreciation right has been exercised, subject to any limitations imposed by the Administrator. The exercise or base price per share subject to a stock appreciation right will be set by the Administrator, but may not be less than 100% of the fair market value on the date the stock appreciation right is granted. The Administrator determines the period during which the right to exercise the stock appreciation right vests in the holder, but in no event may a stock appreciation right have a term extending beyond the tenth anniversary of the date of grant. Payment pursuant to the stock appreciation right awards may be in cash, shares, or a combination of both, as determined by the Administrator. Generally, a stock appreciation right may be exercised only while such person remains an employee or non-employee director of the Company or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder’s termination of service with the Company or one of our subsidiaries or affiliates.

Restricted stock units may be granted pursuant to the 2013 Plan. A restricted stock unit award provides for the issuance of our common stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The Administrator will specify the dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on achieving one or more of the performance criteria listed below, or other specific criteria, including service to the Company or any of its subsidiaries or affiliates. Restricted stock units generally will be forfeited, and the underlying shares of our Common Stock will not be issued, if the applicable vesting conditions are not met. The Administrator will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which the shares underlying the vested restricted stock units will be issued (subject to compliance with the deferred compensation requirements of Section 409A of the Code). Restricted stock units may be paid in cash, shares, or both, as determined by the Administrator. Restricted stock units may constitute, or provide for a deferral of, compensation subject to Section 409A of the Code, and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.

Restricted stock may be granted pursuant to the 2013 Plan. A restricted stock award is the grant of shares of our Common Stock at a price determined by the Administrator, if any, to be paid by the holder to the Company with respect to any restricted stock award, with cash, services or any other consideration that the Administrator deems acceptable, subject to the requirements of law. Restricted stock generally may be repurchased by the Company at the original purchase price (or less), if any, or forfeited, if the vesting conditions and other restrictions are not met. Conditions may be based on continuing service to the Company or any of its subsidiaries or affiliates or achieving one or more of the performance criteria listed below, or other specific criteria. During the period of restriction, participants holding shares of restricted stock have full voting and dividend rights with respect to such shares unless otherwise provided by the Administrator. In addition, with respect to a share of restricted stock with performance-based vesting, dividends that are paid prior to vesting shall be paid out only to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of restricted stock vests unless otherwise provided by the Administrator.

Dividend equivalents may be granted pursuant to the 2013 Plan, except that no dividend equivalents may be payable with respect to options or stock appreciation rights pursuant to the 2013 Plan. A dividend equivalent is the right to receive the equivalent value of dividends paid on shares of the Company’s Common Stock. Dividend equivalents may be granted by the Administrator resulting in a cash payment at or about the time a dividend payment is paid to shareholders. Dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to vesting shall be paid out only to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests unless otherwise provided by the Administrator.

Stock payments may be granted pursuant to the 2013 Plan. A stock payment is a payment in the form of shares of the Company’s Common Stock. The number or value of shares of any stock payment will be determined by the Administrator and may be based on continuing service with the Company or any of its subsidiaries or affiliates or achieving one or more of the performance criteria listed below, or other specific criteria determined by the Administrator. Except as otherwise determined by the Administrator, shares underlying a stock payment that is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Performance awards may also be granted pursuant to the 2013 Plan. Performance awards may be granted in the form of cash awards, stock awards or other performance awards that are paid in cash, shares, equity awards or a combination of cash, shares and equity awards. The value of performance awards may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance awards may be payable upon the attainment of pre-established performance goals based on one or more of the performance criteria listed below or other specific criteria determined by the Administrator. The goals are established and evaluated by the Administrator and may relate to performance over any periods as determined by the Administrator. The Administrator will also determine whether performance awards are intended to be performance-based compensation within the meaning of Section 162(m) of the Code. Following is a brief discussion of the requirements for awards to be treated as performance-based compensation within the meaning of Section 162(m) of the Code.

The Compensation Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Code to preserve the deductibility of these awards for federal income tax purposes. Participants are entitled to receive payment for a Code Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the Company’s Compensation Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization); gross or net sales or revenue; net income (either before or after taxes); adjusted net income; operating earnings or profit; cash flow (including, but not limited to, operating cash flow and free cash flow); return on assets; return on capital or return on invested capital; return on stockholders’ equity; total stockholder return; return on sales; gross or net profit or operating margin; operating or other costs and expenses; improvements in expense levels; working capital; earnings per share or adjusted earnings per share; price per share of the Company’s Common Stock; implementation or completion of critical projects; market share; economic value; comparisons with various stock market indices; stockholders’ equity; market recognition (including but not limited to awards and analyst rating); financial ratios; customer satisfaction; and strategic team goals.

Any of the foregoing performance criteria may be measured with respect to the Company, or any subsidiary, affiliate or other internal unit of ours, either in absolute terms, terms of growth or as compared to any incremental increase, or as compared to results of a peer group. The Compensation Committee will define in an objective fashion the manner of calculating the performance criteria it selects to use for such awards. With regard to a particular performance period, the Compensation Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the performance goals that will be used to measure the performance for the period.

Except as provided by the Compensation Committee, the achievement of each performance goal will be determined in accordance with applicable accounting principles, international financial reporting standards, or such other accounting principles or standards as may apply to the Company’s financial statements under the U.S. federal securities laws from time to time, to the extent applicable. At the time of grant, the Compensation Committee may provide that objectively determinable adjustments will be made for purposes of determining the achievement of one or more of the performance goals established for an award. Any such adjustments will be based on one or more of the following: items related to a change in accounting principle; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by the Company during the performance period; items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments; items related to amortization of acquired intangible assets; items that are outside the scope of the Company’s core, on-going business activities; items relating to changes in tax laws; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

Payment Methods

The Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the 2013 Plan may be paid and the form of such payment, including, without limitation: (1) cash or check; (2) shares of the Company’s Common Stock issuable pursuant to the award or held for such period of time as may be required by the Administrator to avoid adverse accounting consequences and having a fair market value at the time of delivery equal to the aggregate payments required; (3) other property acceptable to the Administrator (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of the Company’s Common Stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale); or (4) any other form of legal consideration acceptable to the Administrator. However, no participant who is a member of the Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any awards granted under the 2013 Plan, or continue any extension of credit with respect to such payment, in any method that would violate the prohibitions on loans made or arranged by the Company as set forth in Section 13(k) of the Exchange Act. Only whole shares of Common Stock may be purchased or issued pursuant to an award.

Transferability

Except as otherwise provided by the Administrator in accordance with the Plan, no award under the 2013 Plan may be transferred other than by will or the laws of descent and distribution, or, subject to the consent of the Administrator, pursuant to a domestic relations order. No award shall be liable for the debts or contracts of the holder or his successors in interest or shall be subject to disposition by any legal or equitable proceedings. During the lifetime of the holder of an award granted under the 2013 Plan, unless it has been disposed of pursuant to a domestic relations order, only such holder may exercise such award. After the holder’s death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such holder’s will or the then-applicable laws of descent and distribution until such portion becomes unexercisable under the 2013 Plan or the applicable award agreement.

Forfeiture, Recoupment and Clawback Provisions

Pursuant to its general authority to determine the terms and conditions applicable to awards under the 2013 Plan, the Administrator shall have the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of any recoupment or clawback policies implemented by the Company, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

Director Awards

Effective May 1, 2012, the Board of Directors adopted a standing resolution pursuant to which a person who is initially elected or appointed to the Board of Directors following May 1, 2012, and who is a non-employee director at the time of such initial election or appointment, will be automatically granted such number of restricted stock units, with dividend equivalents thereon, equal to (1) $75,000 divided by (2) the 30-trading-day average of the Company’s stock price prior to the date of such election or appointment. The foregoing awards will vest in three equal installments on the first three anniversaries of the date of grant. These automatic grant provisions have been incorporated into the 2013 Plan. The Company previously provided for automatic option awards to non-employee directors upon election and re-election to the Board of Directors under the Prior Plans. These automatic option grants were suspended by the Board of Directors effective May 1, 2012.

Adjustment Provisions

If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of the Company’s assets to stockholders, or any other change affecting the shares of the Company’s Common Stock or the share price of the Company’s Common Stock other than an equity restructuring (as defined in the 2013 Plan), the Administrator will make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (1) the aggregate number and type of shares that may be issued under the 2013 Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares that may be subject to one or more awards to a participant pursuant to the 2013 Plan during any fiscal year), (2) the number and kind of shares, or other securities or property, subject to outstanding awards, (3) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (4) the grant or exercise price per share for any outstanding awards under the 2013 Plan. If there is any equity restructuring, (1) the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be proportionately adjusted, and (2) the Administrator will make proportionate adjustments to reflect such equity restructuring with respect to the aggregate number and type of shares that may be issued under the 2013 Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares that may be subject to one or more awards to a participant pursuant to the plan during any fiscal year). Adjustments in the event of an equity restructuring will not be discretionary. Any adjustment affecting an award intended to qualify as performance-based compensation will be made consistent with the requirements of Section 162(m) of the Code and the regulations thereunder. The Administrator also has the authority under the 2013 Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Change in Control

In the event of a Change in Control (as defined in the 2013 Plan), all awards will become fully vested, exercisable and/or payable immediately prior to the consummation of the transaction constituting a Change in Control.

Amendment and Termination; Repricing Without Stockholder Approval Prohibited

The Administrator may terminate, amend or modify the 2013 Plan at any time; however, except to the extent permitted by the 2013 Plan in connection with certain changes in capital structure, stockholder approval must be obtained for any amendment to (1) increase the number of shares available under the 2013 Plan, (2) reduce the per-share exercise price of the shares subject to any option or stock appreciation right below the per-share exercise price as of the date the option or stock appreciation right was granted, and (3) cancel any option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares, except with respect to any Substitute Award. No ISO may be granted under the 2013 Plan after the tenth anniversary of the effective date of the plan.

Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted to U.S. taxpayers under the 2013 Plan. Tax consequences for any particular individual may be different.

If an optionee is granted a non-qualified stock option under the 2013 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to (1) the fair market value of a share of the Company’s Common Stock at such time, less the exercise price paid, multiplied by (2) the number of shares subject to the option being exercised. The optionee’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of the Company’s Common Stock at the time the optionee exercises such option. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company or its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

A participant receiving ISOs under the 2013 Plan will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Company’s Common Stock received over the exercise or base price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value at the time of sale and the exercise or base price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs, and the tax consequences described for non-qualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2013 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as non-qualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); restricted stock units, stock-based performance awards, dividend equivalents and other types of awards generally are subject to tax at the time of payment based on the fair market value of the award at such time. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company generally will have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2013 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year with respect to such covered employee.

Qualified “performance-based compensation” is disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock awards generally will qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards that may be granted during a specified period, (3) the plan is approved by the stockholders, and (4) under the terms of the award, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise or base price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options, established performance criteria that must be met before the award actually will vest or be paid must be specified at the time of the award.

The 2013 Plan is designed to meet the requirements of Section 162(m) of the Code; however, awards other than options and stock appreciation rights granted under the 2013 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code only if the awards and the procedures associated with them comply with all other requirements of Section 162(m) of the Code. There can be no assurance that compensation attributable to awards granted under the 2013 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code and thus be deductible to us.

New Plan Benefits

Awards are subject to the discretion of the Administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2013 Plan or the benefits that would have been received by such participants if the 2013 Plan had been in effect in the year ended December 31, 2012.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR the 2013 Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

Information Regarding the Board of Directors

Board Meetings

The Company’s Board of Directors held seven meetings during fiscal year 2012. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served, with the exception of Mr. Zurcher, who attended five of the seven meetings of the Board of Directors.

Board Leadership Structure

The positions of Chairman and Chief Executive Officer are separated, with Mr. Price serving as Chairman and Mr. Laparte serving as Chief Executive Officer. In July 2010, the Board of Directors determined that it was appropriate and advisable for Mr. Laparte to assume the role of Chief Executive Officer in view of his six years of effective senior leadership experience as President of the Company. As Chief Executive Officer and President, Mr. Laparte is responsible for the day to day leadership and performance of the Company, with the Board of

Directors being responsible for setting the strategic direction of the Company. Mr. Price provides guidance to the Chief Executive Officer and President, sets the agenda for meetings of the Board of Directors and presides over those meetings. The Board of Directors believes that the current independent leadership of the Board of Directors by the Company’s non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board of Directors in Risk Oversight

The Board of Directors oversees the Company’s risk management processes, either as a whole or through its committees. Committees of the Board of Directors review with management and the Company’s internal audit department the Company’s major risk exposures, their potential impact on the Company’s business and the steps the Company takes to manage such risk exposures. The Board of Directors’ risk oversight process includes receiving reports from Board of Directors’ committees and members of senior management.

Committees of the Board

Audit Committee. The Audit Committee, which currently consists of Messrs. Janks and Krause and Ms. Hensley, held four meetings during fiscal year 2012. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements. The Committee reviews the annual audits conducted by the Company’s independent public accountants, reviews and evaluates internal accounting controls, is responsible for the selection of the Company’s independent public accountants, and conducts such reviews and examinations as it deems necessary with respect to the practices and policies of, and the relationship between the Company and its independent public accountants. All committee members satisfy the definition of “independent director” as established in the Nasdaq Stock Market’s listing standards and the rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended, and the Board of Directors has determined that Mr. Janks qualifies as an “audit committee financial expert” within the meaning of the applicable SEC rules and regulations.

Compensation Committee. The Compensation Committee, which currently consists of Ms. Hensley and Messrs. Janks, Krause and Lynn, held seven meetings during fiscal year 2012. Each of the members of the Compensation Committee is an “independent director” within the meaning of the Nasdaq Stock Market’s listing standards. The Compensation Committee reviews and approves the compensation program for the Company’s executive officers. The Committee is authorized to evaluate and determine the compensation of the Company’s Chief Executive Officer, and reviews and approves compensation for all other executive officers. The Committee also administers, interprets and makes grants under the Company’s stock option plans. The Compensation Committee is governed by a written charter adopted by the Board of Directors, which is available on the Company’s public website at www.pricesmart.com.

Nominating Committee. The Nominating Committee, which currently consists of Ms. Hensley and Mr. Price, held two meetings during fiscal year 2012, and on several other occasions Ms. Hensley and Mr. Price informally discussed matters pertaining to potential director nominees. The Nominating Committee may evaluate and recommend candidates to fill vacancies on the Board of Directors or any committee thereof, which vacancies may be created by the departure of any directors, or the expansion of the number of members of the Board of Directors. The Nominating Committee may also consider the slate of nominees to be presented for reelection at annual meetings of stockholders. The Nominating Committee has not adopted a nominating committee charter. Because the Nominating Committee only has two members, director nominees are selected, or recommended for the Board of Directors’ selection, by a majority of the independent directors who may consider the advice and recommendation of the Nominating Committee pursuant to the Company’s Nominations Process.

Executive Committee. The Executive Committee, which currently consists of Messrs. Price and Janks, did not hold any meetings during fiscal year 2012. The Executive Committee has all powers and rights necessary to exercise the full authority of the Board of Directors in the management of the business and affairs of the Company, except as provided in the Delaware General Corporation Law or the Bylaws of the Company.

Finance Committee. The Finance Committee, which currently consists of Messrs. Janks, Krause, Lynn and Price and Ms. Hensley, held four meetings during fiscal year 2012. The Finance Committee reviews and makes recommendations with respect to (1) annual budgets, (2) investments, (3) financing arrangements and (4) the creation, incurrence, assumption or guaranty by the Company of any indebtedness, obligation or liability, except, in each case, for any such transactions entered into in the ordinary course of business of the Company.

Real Estate Committee. The Real Estate Committee, which currently consists of Messrs. Price, Laparte, and Lynn, held four meetings during fiscal year 2012. The Real Estate Committee reviews and approves the material terms of real estate-related transactions entered into by the Company, consistent with the applicable annual budget of the Company previously approved by the Board of Directors.

Governance Committee. The Governance Committee, which currently consists of Mr. Krause and Ms. Hensley, did not hold any meetings during fiscal year 2012. The Governance Committee assists the Board of Directors as needed in establishing corporate governance guidelines and other policies and procedures pertaining to corporate governance matters and assists the Board of Directors in evaluating potential nominees for director of the Company.

Policy Governing Stockholder Communications with the Board of Directors

The Board of Directors welcomes communications from stockholders of the Company. Any stockholder who wishes to communicate with the Board of Directors or one or more members of the Board of Directors should do so in writing in care of the General Counsel of the Company, at the principal office of the Company, 9740 Scranton Road, San Diego, California 92121. The General Counsel is directed to forward each communication to the director or directors of the Company for whom it is intended.

Policy Governing Director Attendance at Annual Meetings of Stockholders

The Company encourages, but does not require, the members of its Board of Directors to attend the annual meeting of stockholders. All members of the Board of Directors attended the Annual Meeting of Stockholders held on January 25, 2012.

Audit Committee Report

The Audit Committee oversees the Company’s financial accounting and reporting process and the audits of the financial statements of the Company. All committee members satisfy the definition of independent director set forth at Rule 5605(a)(2) of the Nasdaq Stock Market’s listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors, which is available on the Company’s public website at www.pricesmart.com.

In fulfilling its oversight responsibilities, the committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2012, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of its audited financial statements with generally accepted accounting principles. Ernst & Young met with the committee and expressed its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and discussed with the committee other matters as required under generally accepted auditing standards, including those matters required under Statement of Auditing Standards No. 61, or the Codification of Statements on Auditing Standards, AU Section 380. In addition, Ernst & Young discussed the accountants’ independence from the Company and from the Company’s management and delivered to the committee those matters to be set forth in written disclosures as required by applicable requirements of the Public Company Accounting Oversight Board regarding independent registered public accounting firm’s communications with the Audit Committee concerning independence.

The committee discussed with the Company’s independent registered public accounting firm the overall scope and plan of their audit. The committee meets with the independent registered public accounting firm, with and without our management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2012 for filing with the SEC.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Leon C. Janks

Katherine L. Hensley

Lawrence B. Krause

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 31, 2012 by (1) each of its directors and nominees for director, (2) each of its Named Executive Officers, (3) each person or group known by it to own beneficially more than 5% of the Common Stock and (4) all directors and executive officers as a group.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Beneficially Owned
Robert E. Price(3)(4)	9,198,475	30.4%
Sherry S. Bahrambeygui(5)	150,558	*
Gonzalo Barrutieta(6)	3,600	*
Katherine L. Hensley(7)	22,665	*
Leon C. Janks(8)	20,290	*
Lawrence B. Krause(9)	28,040	*
Edgar A. Zurcher(10)	600	*
Jose Luis Laparte(11)	224,857	*
Mitchell G. Lynn(12)	10,057	*
John Heffner(13)	41,541	*
Robert M. Gans(14)	38,064	*
William J. Naylon(15)	48,215	*
Thomas Martin(16)	48,434	*
Grupo Gigante, S.A. de C.V Ave. Ejercito Nacional 769—A Delegacion Miguel Hidalgo Col. Nueva Granada 11520 Mexico, D.F., Mexico	1,667,333	5.5
T. Rowe Price Associates, Inc.(17) 100 E. Pratt Street Baltimore, MD 21202	1,986,004	6.6
The London Company(18) 801 Bayberry Court, Suite 301 Richmond, Virginia 23226	1,515,174	5.0
All executive officers and directors as a group (16 persons)(19)	9,658,735	32.0

*	Less than 1%.

(1)	Except as indicated, the address of each person named in the table is c/o PriceSmart, Inc., 9740 Scranton Road, San Diego, California 92121.

(2)

Beneficial ownership of directors, executive officers and 5% or more stockholders includes both outstanding shares and shares issuable upon exercise or conversion of options, warrants or other securities that are currently exercisable or convertible or will become exercisable or convertible within 60 days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of stock beneficially owned by them.

(3)

Mr. Price is manager of The Price Group, LLC (“The Price Group”). As such, for purposes of this table, he is deemed to beneficially own 944,315 shares of Common Stock held by The Price Group. Mr. Price has shared voting and dispositive power with respect to, and disclaims beneficial ownership of, the shares held by The Price Group. In addition, Mr. Price is Chairman of the Board and President of Price Charities (fka San Diego Revitalization Corp.) and a director of the Price Family Charitable Fund. As such, for purposes of this table, he is deemed to beneficially own 2,889,335 shares of Common Stock held by Price Charities and 2,334,727 shares of Common Stock held by the Price Family Charitable Fund. Mr. Price has shared voting and dispositive power with respect to, and disclaims beneficial ownership of, the shares held by Price Charities and the Price Family Charitable Fund. If the percentages of shares of Common Stock beneficially owned by Mr. Price were calculated without regard to the shares held by The Price Group, Price Charities and the Price Family Charitable Fund, he would own 9.9% of the Common Stock.

(4)

Includes 2,245,168 shares of Common Stock held by the Robert & Allison Price Charitable Remainder Trust, of which Mr. Price is a trustee, 742,030 shares of Common Stock held by the Robert and Allison Price Trust, of which Mr. Price is a trustee, and 42,820 shares of Common Stock held by trusts for the benefit of Mr. Price’s children, of which Mr. Price is a trustee.

(5)

Includes 45,458 shares owned by trusts for the benefit of Mr. Price’s children and nephew, of which Ms. Bahrambeygui is a trustee, 102,500 shares owned by the Hosey Family Trust, of which Ms. Bahrambeygui is a trustee, and 2,000 shares owned by Ms. Bahrambeygui’s minor children.

(6)	Includes 3,600 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(7)

Includes 3,000 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 1,123 shares of Common Stock held by the Hensley Living Trust, of which Ms. Hensley is a trustee.

(8)	Includes 3,000 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(9)

Includes 3,000 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 7,540 shares of Common Stock held by the Krause Family Limited Partnership, of which Mr. Krause is a general partner, and 10,000 shares of Common Stock held by the Krause Family Trust, of which Mr. Krause is a trustee.

(10)	Includes 600 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(11)	Includes 90,000 shares of restricted Common Stock that are subject to vesting restrictions.

(12)

Includes 600 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 9,457 shares held by the Lynn Family Trust.

(13)	Includes 31,360 shares of restricted Common Stock that are subject to vesting restrictions.

(14)	Includes 31,360 shares of restricted Common Stock that are subject to vesting restrictions.

(15)	Includes 41,170 shares of restricted Common Stock that are subject to vesting restrictions.

(16)	Includes 31,360 shares of restricted Common Stock that are subject to vesting restrictions.

(17)

These shares are owned by a variety of investment advisory clients of T. Rowe Price Associates, Inc. No client of T. Rowe Price Associates, Inc. is known to own more than 5% of the Company’s Common Stock. T. Rowe Price Associates, Inc. disclaims beneficial ownership of the shares held by it.

(18)	These shares are owned by a variety of investment advisory clients of The London Company. No client of The London Company is known to own more than 5% of the Company’s Common Stock.

(19)

See notes (3)-(16). Also includes (a) 27,841 shares of Common Stock beneficially owned by Brud Drachman, all of which are shares of restricted Common Stock subject to vesting restrictions, and (b) 26,012 shares of Common Stock beneficially owned by John D. Hildebrandt, all of which are shares of restricted Common Stock subject to vesting restrictions.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company and their ages as of October 31, 2012 are as follows:

Name	Position	Age
Jose Luis Laparte	Chief Executive Officer and President	46
John M. Heffner	Executive Vice President and Chief Financial Officer	58
Robert M. Gans	Executive Vice President, Secretary and General Counsel	63
William J. Naylon	Executive Vice President and Chief Operating Officer	50
Thomas D. Martin	Executive Vice President and Chief Merchandising Officer	56
Brud E. Drachman	Executive Vice President—Construction Management	57
John D. Hildebrandt	Executive Vice President—Operations	54

Jose Luis Laparte has been a director of the Company since February 2008, Chief Executive Officer and President of the Company since July 2010, and served as President of the Company from October 2004 through June 2010. Mr. Laparte initially served as a consultant for the Company, from December 2003 to October 2004. Prior to joining the Company as a consultant, Mr. Laparte worked for more than 14 years at Wal-Mart Stores, Inc. in Mexico and the United States in progressively responsible positions. From October 2002 through September 2003, he served as Vice President of Sam’s International, where he directed and managed the company’s operations, finance, sales, marketing, product development and merchandising. From May 2000 to October 2002, he served as Vice President, Wal-Mart de Mexico, responsible for sales and the expansion of the Sam’s Club format in Mexico.

John M. Heffner has been Executive Vice President and Chief Financial Officer of the Company since January 2004, after having served as a consultant to the Company on financial matters from September 2003 through December 2003. From February 2000 until August 2003, Mr. Heffner was Vice President of Finance and Chief Financial Officer of Kyocera Wireless Corp. Mr. Heffner’s previous professional experience was with Digital Equipment Corporation, where he held a variety of financial management roles over a 20-year period, and with QUALCOMM Incorporated, where he was a Vice President of Finance from July 1998 until February 2000.

Robert M. Gans has been Executive Vice President, General Counsel and Secretary of the Company since August 1997 and was Executive Vice President and General Counsel of PEI from October 1994 until July 1997. Mr. Gans graduated from the University of California, Los Angeles School of Law in 1975 and actively practiced law in private practice from 1975 until 1994. From 1988 until October 1994, Mr. Gans was the senior member of the law firm of Gans, Blackmar & Stevens, A.P.C., of San Diego, California.

William J. Naylon has been Executive Vice President and Chief Operating Officer of the Company since January 2002. Mr. Naylon served as Executive Vice President—Merchandising of the Company from July 2001 until January 2002 and as Senior Vice President of the Company from March 1998 until July 2001. From September 1995 through February 1998, Mr. Naylon was Managing Director for the Company’s licensee warehouse club operation in Indonesia. Prior to joining the Company, Mr. Naylon was a General Manager for Price/Costco and served in various management roles for TPC.

Thomas D. Martin has been Executive Vice President and Chief Merchandising Officer since November 2011. He served as Executive Vice President—Merchandising of the Company from October 1998 until November 2011 and as Senior Vice President of the Company from August 1997 to September 1998. Mr. Martin previously served as Vice President of PEI from August 1994 until July 1997, directing merchandising strategies and product sourcing for its international merchandising business, in addition to managing its trading company activities. Prior to joining PEI as Vice President in August 1994, Mr. Martin served as Vice President of Price/Costco from October 1993 to December 1994 and served in various management roles for TPC.

Brud E. Drachman has been Executive Vice President—Construction Management of the Company since November 2005, served as Executive Vice President—Real Estate and Construction of the Company from February

2005 through October 2005 and as Executive Vice President—Construction and Private Label Merchandising from November 2004 until January 2005. Mr. Drachman served as Executive Vice President—Real Estate and Construction of the Company from November 2002 until October 2004 and served as Senior Vice President—Real Estate and Construction of the Company from August 1998 to October 2002. Mr. Drachman previously served as Vice President—Real Estate and Construction at PEI from August 1994 to August 1997. Prior to joining PEI in 1994, Mr. Drachman served as Project Manager at TPC beginning in 1987.

John D. Hildebrandt has been Executive Vice President—Operations of the Company since February 2010. Mr. Hildebrandt served as Executive Vice President—Central America and Trinidad Operations from March 2009 through January 2010, as Executive Vice President—Central America Operations from August 2003 until February 2009, as Executive Vice President—Caribbean and Asia Operations from July 2001 until July 2003 and as Senior Vice President of the Company from September 2000 until July 2001. Mr. Hildebrandt previously served as Vice President of the Company from September 1998 until August 2000, overseeing operations in Central America. Mr. Hildebrandt served as the Company’s Country Manager in the Philippines and Panama from August 1997 until August 1998, and as PEI’s Country Manager in the Philippines and Panama from 1996 until the Company was spun off from PEI in August 1997. Prior to joining PEI as Country Manager in 1996, Mr. Hildebrandt was a Senior Operations Manager of Price/Costco from 1994 through 1996, and served in various management roles for TPC beginning in 1979.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of our Board of Directors, comprised entirely of independent directors, administers our executive compensation program. The role of the Compensation Committee is to oversee our compensation and benefit plans and policies, administer our stock plans and review and approve annually all compensation decisions relating to all executive officers.

Purposes and Structure of the Executive Compensation Program

Our executive compensation program is designed to:

•	Attract, motivate and retain superior talent;

•	Encourage high performance and promote accountability;

•	Align a portion of compensation with our performance and stockholder returns;

•	Provide financial incentives for the achievement of financial and operational targets and strategic objectives that are critical to our long-term growth; and

•	Ensure that the executive officers have financial incentives to achieve substantial growth in stockholder value.

To achieve these objectives, the Compensation Committee, which is comprised of members who have knowledge of executive compensation levels of other companies by virtue of their professional background, experience and dealings external to PriceSmart, has implemented and intends to maintain compensation plans that tie a portion of the executives’ overall compensation to key financial and operational goals.

The compensation of our named executive officers is composed of base salaries, an annual corporate incentive bonus plan and long-term equity incentives in the form of restricted stock. In determining specific components of compensation, the Compensation Committee considers each officer’s performance, level of responsibility, skills and experience, and other compensation awards or arrangements, as more fully described below under “—Elements of Compensation.”

Compensation Determination Process

The Compensation Committee reviews and approves all elements of compensation for all of our named executive officers taking into consideration recommendations from management. The Compensation Committee also reviews and approves all annual bonus awards for all executives and equity awards for all employees. The Chief Executive Officer and President sets the salaries and bonus opportunities for employees below the level of Executive Vice President and makes recommendations with respect to equity awards to people at these levels. He likewise makes recommendations with respect to salary, bonus eligibility and restricted stock for our Executive Vice Presidents. The Chief Executive Officer and President and the Chief Financial Officer also collect information and provide compensation recommendations in response to requests from the Compensation Committee. The information includes historical salary and bonus payments to PriceSmart executives, internal equity comparisons, and the financial impact of a particular decision. The Compensation Committee also receives comparable company compensation information, as described below. After gathering this input and receiving these recommendations, the Compensation Committee determines the compensation of our named executive officers in executive session.

In establishing new grants, the Compensation Committee considers the value of the grants already in place, the vesting schedule of those grants and the expense to the Company relative to the value to the named executive officer. New stock grants are provided periodically to ensure an on-going multi-year time horizon for future vesting. In the most recent fiscal year, the relative proportion of individual components of compensation for Messrs. Heffner, Gans, Martin, and Naylon ranged from 15-18% base salary, 5% annual bonus, and 77-80% equity compensation (as measured by the aggregate grant date fair value of restricted stock awards granted to our named executive officers in fiscal 2012). The large portion associated with equity compensation resulted from restricted stock awards granted to the above-named executive officers during fiscal 2012 which vest over a time period ranging from 5 to 10 years. The Compensation Committee believes that President and Chief Executive Officer’s compensation should be weighted towards long-term incentives given his greater ability to affect the results of the Company and the importance to the Company of retaining his services. Mr. Laparte did not receive any new restricted stock award grants during fiscal 2012 but he has unvested stock awards from previous grants with an aggregate value of approximately $6.6 million, computed by multiplying the closing market price ($73.14) of the Company’s common stock on August 31, 2012 by the number of unvested shares. Consequently, Mr. Laparte’s fiscal 2012 compensation mix of 75% base salary, 25% annual bonus and 0% equity compensation, when the equity compensation portion is measured only by the aggregate fair value of restricted stock awards granted in the current fiscal year, does not properly reflect Mr. Laparte’s overall compensation which continues to be weighted towards long-term incentives.

Except as described above, our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation. This is due to the small size of our executive team and the need to tailor each executive’s compensation program to attract and retain that executive.

In January 2012, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 99% of stockholder votes cast in favor of our 2012 say-on-pay resolution (excluding abstentions and broker non-votes). As we evaluated our compensation practices and talent needs throughout 2012, we were mindful of the strong support our stockholders expressed for our compensation philosophy. As a result, following our annual review of our executive compensation philosophy, the Compensation Committee decided to generally retain our existing approach to executive compensation for our continuing executives, with an emphasis on short- and long-term incentive compensation that rewards our senior executives when they deliver value for our stockholders.

Role of Comparable Company Compensation Information in the Compensation Determination Process

The Compensation Committee establishes individual executive compensation at levels the Compensation Committee believes are comparable with those of executives in other companies of similar size and stage of development operating in retail industries, taking into account our relative performance and our own strategic goals. Management utilized Equilar Inc.’s Executive Insight research database, a resource for referencing executive compensation and analyzing executive pay trends, to aid the Compensation Committee in the identification of a peer group of publicly traded companies so that the Compensation Committee could consider competitive market data in determining our named executive officers’ fiscal 2012 compensation program and compensation levels. In establishing fiscal 2012 compensation levels for our named executive officers, the Compensation Committee evaluated the compensation practices of the following public company peer groups:

•

U.S.-based retail companies with annual revenues ranging from $500 million to $15 billion: 99¢ Only Stores, Big Lots, Inc., BJ’s Wholesale Club, Inc., Dollar General Corporation, Dollar Tree, Inc., Family Dollar Stores, Inc., Fred’s, Inc., Tuesday Morning Corp., Duckwall Alco Stores, Bon Ton Stores, Inc., Burlington Coat Factory, Dillards, Inc., Neiman Marcus, Inc., Saks, Inc., Belk, Inc. and Retail Ventures, Inc.

•

Companies based in Southern California with revenues of $500 million to $3.1 billion: Callaway Golf Co., Cubic Corp., Jack in the Box, Inc., Leap Wireless International, Inc., Resmed, Inc., Corinthian Colleges, Inc., Edwards Lifesciences Corp., Impac Mortgage Holdings, Inc., Kaiser Aluminum Corp., Massey Energy Co., Quiksilver, Inc., Standard Pacific Corp., Guess, Inc. and Pacific Sunwear of California, Inc.

As part of this process, the Compensation Committee reviews the mix of the compensation elements for our named executive officers against the compensation data for positions similar to those held by such officers with our peer group of companies. Equilar draws data from proxy statements and reports filed with the Securities and Exchange Commission. The Compensation Committee noted that there was substantial variation between the compensation levels of similarly situated named executive officers across the comparable companies. In particular, the Compensation Committee noted that long-term equity compensation varied significantly company-to-company resulting from the timing of grants or stock options provided to executives. As a result, the Compensation Committee focused on the cash compensation aspect of overall compensation (that is, base salary and annual target bonus) of other companies’ executives relative to the Company’s named executive officers’ compensation. The Compensation Committee determined that the cash compensation of the Company’s named executive officers was below the midpoint of the similarly titled executives at the comparable companies and therefore concluded that the compensation was not excessive.

The named executive officers are all employees of PriceSmart, Inc. and work and reside in the U.S. (either San Diego, California or Miami, Florida). As such, the Compensation Committee concluded that the competition for executive talent for the Company’s named executives would likely be either similarly sized U.S. headquartered companies in the retail industry and/or similarly sized companies in varying industries located in Southern California. PriceSmart had to use a broader revenue range for U.S. retail companies than for Southern California companies to get an adequate sample of broadline retailers.

The Compensation Committee utilized data obtained from Equilar’s Executive Insight research database but did not otherwise engage Equilar as a compensation consultant and did not meet with any representative of Equilar, or any other external compensation consultant, with respect to any named executive officers’ compensation.

Based on the objectives outlined above, the Compensation Committee strives to set target total compensation opportunity levels and the individual components of compensation to be competitive with the market that we compete in for executive talent. The Compensation Committee does not, however, guarantee that any executive will receive a specific market-derived compensation level.

Compensation data for our peer group of companies is only one of the many factors our Compensation Committee considers in setting compensation for our named executive officers, and actual compensation may vary based on our Compensation Committee’s review of other considerations, including our Company’s and the individual named executive officer’s performance and the value of the executive’s leadership and other skills to our Company. Our named executive officers may also realize compensation above target opportunity levels based on achieving outstanding results, which is measured in large part based on our performance relative to the annual financial and operational goals set by the Compensation Committee. This approach is intended to ensure that there is a direct relationship between our overall performance in the achievement of our financial and operational goals and each individual named executive officer’s total compensation.

Elements of Compensation

Executive compensation consists of the following elements:

Base Salary. Base salaries for the named executive officers were established either when they were hired into the position from outside the Company (the most recent such hire being October 1, 2004), or over an extended period as they were promoted to increasing levels of responsibility within the Company. Base salaries for our named executive officers are generally established based on the scope of their responsibilities, level of experience and individual performance, taking into account both external competitiveness and internal equity considerations. While the goal for the base salary component is to compensate executives at a level that are competitive with the salaries of executives in comparable positions among our peer group, our Compensation Committee does not attempt to set base salaries at a certain target percentile within our peer group. Instead, our Compensation Committee considers the peer group information as merely a means by which to confirm that its base salary determinations based on the other factors described above are competitive within our peer group. The Compensation Committee annually evaluates the base salary levels of the named executive officers to ensure that there is consistency within the Company based upon scope of responsibility and also to ensure that the base salaries are not excessive relative to other companies of similar size. In establishing changes to base salaries, the Compensation Committee may consider the overall financial condition of the Company but does not make changes to executive salaries based on the achievement of any particular financial criteria.

In January 2012, all of the named executive officers received increases to their base salaries. Mr. Laparte received an increase of $51,000, Mr. Heffner received an increase of $59,808, Mr. Gans received an increase of $52,972, Mr. Naylon received an increase of $102,862, and Mr. Martin received an increase of $84,800. In each case, these increases were intended to bring base salaries to an appropriate level based upon the Compensation Committee’s review of peer group companies.

Annual Management Bonus Program. The Company emphasizes pay-for-performance through an annual management bonus program. All named executive officers with at least six months of service who meet a minimum level of acceptable performance are eligible to participate in the program. Under the program, the Compensation Committee sets a target bonus for each participant, which is awarded if the Company achieves a targeted level of operating income approved by the Compensation Committee.

As described above, for fiscal 2012, the named executive officers’ target bonuses were as follows: Mr. Laparte, $100,000 (with an opportunity to achieve $220,000); and the Executive Vice Presidents, 15% of base salary (as of August 31, 2012) (with an opportunity to achieve 30% of base salary).

In fiscal 2012, each named executive officer’s target bonus was contingent upon the Company’s achieving specified percentages, ranging from 90% to 100%, of targeted operating income of $100 million. Minimum performance of 90% of the targeted level of operating income was required for any bonus payouts, with performance between 90% and 100% of the targeted level of operating income resulting in bonuses, as follows: 25% of the target bonuses for operating income at 90-94% of the specified operating income level, 50% of target bonuses at 95-96% of the specified operating income level and 75% of target bonuses at 97-99% of the specified operating income level. The 2012 program also allowed for (1) an additional bonus amount, of up to 50% of an executive’s target bonus, for achievement of net warehouse sales above $1.863 billion and achieving the maximum payout at net warehouse sales above $1.913 billion; and also (2) a second additional bonus amount, of up to 50% of an executive’s target bonus, for achievement of operating income over $100 million and achieving the maximum payout at operating income above $104.5 million. If the maximum levels of both net warehouse sales and operating income are achieved, an executive’s maximum bonus (other than Mr. Laparte) would be 200% of his target bonus. At that same achievement level, Mr. Laparte’s maximum bonus would be $220,000.

For fiscal 2012, our operating income was $107.9 million and net warehouse sales were $2 billion. Accordingly, we paid annual incentive bonuses to each of our named executive officers at 200% of target. The amounts paid to the named executive officers under the annual management bonus program for fiscal 2012 are disclosed below in the Summary Compensation Table below as Non-Equity Incentive Plan Compensation. The named executive officers received the bonus amounts dictated by the 2012 Management Bonus Program, as described above, with no adjustment.

Notwithstanding these performance target levels, the Compensation Committee retains discretion in determining whether to grant a bonus to each named executive officer. The Compensation Committee reserves the right to apply its judgment to the year-end bonus pool funding based on factors that may affect reported operating income, both positively and negatively, and specifically approves the payments made to the Company’s named executive officers. We do not currently have specific guidelines regarding the exercise of such judgment by the Compensation Committee.

Long-Term Incentive Compensation. We believe that long-term incentives are an integral part of the overall executive compensation program and that the Company’s long-term performance will be enhanced through the use of equity awards that reward our executives for maximizing stockholder value over time. While we previously used stock options as the primary long-term equity incentive vehicle, in January 2006 we instead began using restricted stock grants. The restricted stock vests based on continued employment over the vesting period, which historically has not exceeded five years. However, because the restricted stock grants to our named executive officers in January 2012 were large, long-term retention awards, these awards will vest over five years (for Mr. Gans), eight years (for Mr. Heffner) and ten years (for Messrs. Naylon and Martin). The different vesting periods relate to the ages of our named executive officers such that final vesting will occur up to but not beyond the executive’s attainment of age 67. The January 2012 restricted stock awards to our named executive officers are reflected in the Grants of Plan-Based Awards Table below and vest from 2013 through 2022.

We have used restricted stock as our primary long-term incentive vehicle because:

•	restricted stock and the related vesting period help attract and retain executives;

•

the value received by the recipient of a restricted stock grant is enhanced as our stock price increases; therefore, restricted stock enhances the executives’ incentive to increase our stock price and maximize stockholder value; and

•

restricted stock helps to provide a balance to the overall executive compensation program as base salary and our annual bonus plan focus on short-term compensation, while restricted stock rewards executives for increases in stockholder value over the longer term.

We may continue to use restricted stock, or other long-term incentives, to achieve these objectives.

In determining the number of shares of restricted stock to be granted to our named executive officers, and the vesting schedules applicable to such awards, we take into account the individual’s position, age, scope of responsibility, ability to affect profits and stockholder value and the value of restricted stock in relation to other elements of the individual executive’s total compensation. All awards of restricted stock are made by the Compensation Committee. The Company does not have equity ownership requirements or guidelines.

Our named executive officers recognize taxable income from restricted stock when and as shares vest. On each vesting date, we repurchase a portion of the shares vesting on such vesting date from the participant to cover the tax obligations triggered by the vesting. We repurchase the shares at their fair market value on the date of vesting and pay this amount directly to the taxing authorities. We generally receive a corresponding tax deduction for compensation expense in the year of vesting. The amount included in the participant’s wages upon such vesting, and the amount we may deduct, is equal to the fair market value of the common stock on the date the shares vest, multiplied by the number of shares vesting.

Other Benefits. Our named executive officers are eligible to participate in all of our employee benefit plans, such as our 401(k) plan and our medical, dental, vision, long and short-term disability and life insurance plans, in each case on the same basis as our other employees. We also offer to our Chief Executive Officer and President a housing allowance and travel benefits in accordance with his employment agreement described below. The Compensation Committee believes that these perquisites are no greater than our competitors’ practices.

Summary of Compensation

The following table shows information regarding the compensation earned by any person who served as our Chief Executive Officer or Chief Financial Officer during the fiscal year ended August 31, 2012, and the three other most highly compensated executive officers who were serving as executive officers at August 31, 2012. We refer to these persons as our “named executive officers” elsewhere in this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jose Luis Laparte	2012	544,000	—	—	—	220,000	122,901	(2)	886,901
—Chief Executive Officer and President	2011	506,667	—	—	—	200,000	156,440	(2)	863,107
	2010	424,619	—	1,575,950	—	200,000	160,011	(2)	2,360,580

John M. Heffner	2012	310,064		1,520,736	—	99,000	28,978	(3)	1,958,778
—Executive Vice President and Chief Financial Officer	2011	268,426	—	—	—	81,058	17,000	(3)	366,484
	2010	263,163	—	140,580	—	79,470	17,400	(3)	500,613

Robert M. Gans	2012	325,343		1,520,736	—	102,900	28,978	(4)	1,977,957
—Executive Vice President, Secretary and General Counsel	2011	288,133	—	—	—	87,008	17,000	(4)	392,141
	2010	282,483	—	140,580	—	85,302	17,400	(4)	525,765

William J. Naylon	2012	365,713		2,027,424	—	120,000	34,702	(5)	2,547,839
—Executive Vice President and Chief Operating Officer	2011	295,196	—	—	—	89,141	18,200	(5)	402,537
	2010	289,408	—	187,440	—	87,394	17,900	(5)	582,142

Thomas D. Martin	2012	321,733	—	1,520,736	—	105,000	28,978	(6)	1,976,447
—Executive Vice President and Chief Merchandising Officer	2011	263,467	—	—	—	79,560	17,000	(6)	360,027
	2010	254,911	—	140,580	—	78,000	17,400	(6)	490,891

(1)

Represents the aggregate grant date fair value of the restricted stock awards granted to our named executive officers in the relevant fiscal year in accordance with FASB Accounting Standards Codification ASC 718, “Share-Based Payment” (“ASC 718”). For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended August 31, 2012, filed with the SEC on October 30, 2012.

(2)

For fiscal 2012, represents dividend payments of $54,000, 401(k) contribution made by the Company totaling $10,000, housing allowance payments totaling $50,004 and tax-gross up payments of $8,897. For fiscal 2011, represents dividend payments of $87,000, 401(k) contributions made by the Company totaling

$9,800, housing allowance payments totaling $50,004 and tax-gross up payments totaling $9,636. For fiscal 2010, represents a dividend payment of $77,500, 401(k) matching contributions made by the Company totaling $9,800, housing allowance payments totaling $50,004 and tax gross-up payments totaling $22,707.

(3)

For fiscal 2012, represents dividend payment of $18,978 and 401(k) contribution made by the Company totaling $10,000. For fiscal 2011, represents dividend payments of $7,200 and 401(k) contributions made by the Company totaling $9,800. For fiscal 2010, represents a dividend payment of $7,600 and 401(k) matching contributions made by the Company totaling $9,800.

(4)

For fiscal 2012, represents dividend payments of $18,978 and 401(k) contribution made by the Company totaling $10,000. For fiscal 2011, represents dividend payments of $7,200 and 401(k) contributions made by the Company totaling $9,800. For fiscal 2010, represents a dividend payment of $7,600 and 401(k) matching contributions made by the Company totaling $9,800.

(5)

For fiscal 2012, represents dividend payments of $24,702 and 401(k) contribution made by the Company totaling $10,000. For fiscal 2011, represents dividend payments of $8,400 and 401(k) contributions made by the Company totaling $9,800. For fiscal 2010, represents a dividend payment of $8,100 and 401(k) matching contributions made by the Company totaling $9,800.

(6)

For fiscal 2012, represents dividend payments of $18,978 and 401(k) contribution made by the Company totaling $10,000. For fiscal 2011, represents dividend payments of $7,200 and 401(k) contributions made by the Company totaling $9,800. For fiscal 2010, represents dividend payments of $7,600 and 401(k) matching contributions made by the Company totaling $9,800.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended August 31, 2012 to the named executive officers.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jose Luis Laparte	—	90,000	100,000	220,000	—	—	—	—		—	—	—
—Chief Executive Officer and President

John M. Heffner	—	44,550	49,500	99,000	—	—	—	—		—	—	—
—Executive Vice President and Chief Financial Officer	1/25/2012	—	—	—	—	—	—	22,630	(2)	—	—	1,520,736

Robert M. Gans	—	46,305	51,450	102,900	—	—	—	—		—	—	—
—Executive Vice President, Secretary and General Counsel	1/25/2012	—	—	—	—	—	—	22,630	(3)	—	—	1,520,736

William J. Naylon	—	54,000	60,000	120,000	—	—	—	—		—	—	—
—Executive Vice President and Chief Operating Officer	1/25/2012	—	—	—	—	—	—	30,170	(4)	—	—	2,027,424

Thomas D. Martin	—	47,250	52,500	105,000	—	—	—	—		—	—	—
—Executive Vice President and Chief Merchandising Officer	1/25/2012	—	—	—	—	—	—	22,630	(4)	—	—	1,520,736

(1)

Represents the aggregate grant date fair value of the restricted stock awards granted to our named executive officers in fiscal 2012 in accordance with FASB Accounting Standards Codification ASC 718, “Share-Based Payment”

(“ASC 718”). For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended August 31, 2012, filed with the SEC on October 30, 2012.

(2)	This award will vest in eight equal installments on an annual basis upon continued employment over an eight-year period measured from the date of grant.

(3)	This award will vest in five equal installments on an annual basis upon continued employment over a five-year period measured from the date of grant.

(4)	This award will vest in ten equal installments on an annual basis upon continued employment over a ten-year period measured from the date of grant.

Employment Contracts

The Company has employment agreements with each of its named executive officers. Each agreement specifies a term and a base salary amount. Each agreement states that the executive is eligible to participate in the Company’s bonus plan and to receive all other benefits offered to officers under the Company’s standard company benefits practices and plans. Under the agreements, the executive may terminate the agreement at any time on 90 days prior written notice. The Company may terminate the executive’s employment with or without cause upon immediate notice thereof, or upon the death or disability of the executive. The executive may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company’s interests without the Company’s prior written consent. In the event that the Company terminates the agreement for any reason other than cause, death or disability, the executive will be entitled to the continuation of his base salary for one year, payable in conformity with the Company’s normal payroll period. If the agreement expires and is not renewed by the Company upon expiration of the employment term with at least the same base annual salary or does not thereafter continue upon other mutually agreeable terms, the executive will be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. Except as noted below, the foregoing severance benefits are the exclusive benefits that would be payable to the executive under his agreement by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreements also contain confidentiality provisions and other terms and conditions customary to executive employment agreements.

The following table shows the name and titles of the named executive officers with employment agreements, as well as the current expiration date.

Executive	Title	Expiration Date
Jose Luis Laparte	Chief Executive Officer and President	October 8, 2013
John M. Heffner	Executive Vice President and Chief Financial Officer	January 31, 2013
William J. Naylon	Executive Vice President and Chief Operating Officer	January 31, 2013
Robert M. Gans	Executive Vice President, Secretary and General Counsel	October 16, 2013
Thomas D. Martin	Executive Vice President and Chief Merchandising Officer	March 31, 2013

Pursuant to his agreement, Mr. Laparte also is entitled to receive an annual housing allowance of $50,000 and up to 11 round-trip tickets annually between Mexico City and San Diego for Mr. Laparte and members of his family.

For purposes of the employment agreements, “cause” generally means the executive’s (1) repeated and habitual failure to perform his duties or obligations hereunder, (2) engaging in any act that has a direct, substantial and adverse effect on our interests, (3) personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (4) intentional failure to perform his stated duties, (5) willful violation of any law, rule or regulation which materially adversely affects his ability to discharge his duties or has a direct, substantial and adverse effect on our interests, (6) any material breach of the employment agreement by the executive (if applicable), or (7) the executive’s willful breach of duty in the course of his employment or habitual neglect of his duty or continued incapacity to perform it.

Equity Incentive Plans

The Company has three active equity incentive plans.

1998 Equity Participation Plan

The 1998 Equity Participation Plan of PriceSmart, Inc. (the “1998 Plan”) provides that the Compensation Committee of the Board of Directors or a subcommittee thereof may grant or issue non-qualified stock options, stock purchase rights, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof.

The 1998 Plan provides for awards covering up to 700,000 shares of Common Stock. As of October 31, 2012 under the 1998 Plan, 22,084 shares were subject to outstanding and unvested restricted stock awards and 121,842 shares remained available for future grant. If Proposal 2 is approved and the 2013 Plan becomes effective, no additional awards will be granted under the 1998 Plan.

Each award agreement under the 1998 Plan provides that in the event of a “Change in Control” or a “Corporate Transaction,” as defined in such award agreements, each outstanding award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such award and, as applicable, may be exercised for any or all of those shares as fully vested shares of Common Stock.

2001 Equity Participation Plan

The 2001 Equity Participation Plan of PriceSmart, Inc. (the “2001 Plan”) provides that the Compensation Committee of the Board of Directors or a subcommittee thereof may grant or issue incentive stock options, non-qualified stock options, stock purchase rights, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof.

The 2001 Plan provides for awards covering up to 400,000 shares of Common Stock. As of October 31, 2012, under the 2001 Plan, options to purchase an aggregate of 15,000 shares of Common Stock at prices ranging from $16.34 to $23.61 per share remained outstanding, 49,400 shares were subject to outstanding and unvested restricted stock awards, and 22,169 shares remained available for future grant. If Proposal 2 is approved and the 2013 Plan becomes effective, no additional awards will be granted under the 2001 Plan.

The 2001 Plan provides that in the event of a “Change in Control” or a “Corporate Transaction,” each as defined in the 2001 Plan, each outstanding award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such award and, as applicable, may be exercised for any or all of those shares as fully vested shares of Common Stock.

2002 Equity Participation Plan

The 2002 Equity Participation Plan of PriceSmart, Inc. (the “2002 Plan”) provides that the Compensation Committee of the Board of Directors or a subcommittee thereof may grant or issue incentive stock options, non-qualified stock options, stock purchase rights, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof.

The 2002 Plan provides for awards covering up to 1,250,000 shares of Common Stock. As of October 31, 2012, under the 2002 Plan, options to purchase an aggregate of 21,000 shares of Common Stock at prices ranging from $15.66 to $67.92 per share remained outstanding, 628,739 shares were subject to outstanding and unvested restricted stock awards, and 51,584 shares remained available for future grant. If Proposal 2 is approved and the 2013 Plan becomes effective, no additional awards will be granted under the 2002 Plan.

The 2002 Plan provides that in the event of a “Change in Control” or a “Corporate Transaction,” each as defined in the 2002 Plan, each outstanding award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such award and, as applicable, may be exercised for any or all of those shares as fully vested shares of Common Stock.

The Retirement Plan of PriceSmart, Inc.

In 1998, the Company established a retirement plan. The retirement plan is designed to be a “qualified” plan under applicable provisions of the Internal Revenue Code of 1986, as amended, covering all employees who have completed three months of service, as defined in the retirement plan. Each year, participants may contribute up to 100% per pay period of their pre-tax annual compensation (as defined in the retirement plan) up to the maximum allowable by the Internal Revenue Code of 1986, as amended. Participants also may contribute amounts representing distributions from other qualified plans. Effective January 1, 2011, the Plan was amended to replace the Company match with a discretionary contribution of 4% of the employee’s eligible compensation up to the IRS maximum allowed, to all employees regardless of their own salary deferrals. Prior to that amendment, the Company provided a matching contribution equal to 100% of the participant’s elective deferrals up to an annual maximum of 4% of base compensation. Although the Company has not expressed any intent to do so, the Company has the right under the retirement plan to discontinue its contributions at any time and to terminate the retirement plan, subject to the provisions of Employee Retirement Income Security Act of 1974, as amended. All participants in the retirement plan are immediately vested in their accounts and earnings thereon.

Outstanding Equity Awards

The following table sets forth certain information with respect to outstanding equity awards at August 31, 2012 with respect to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(5)		Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)
Jose Luis Laparte						25,000	(1)	1,828,500	(6)
—Chief Executive Officer and President						40,000	(2)	2,925,600	(7)
						25,000	(2)	1,828,500	(8)

John M. Heffner						3,000	(1)	219,420	(6)
—Executive Vice						6,000	(2)	438,840	(7)
President and Chief Financial Officer						22,630	(3)	1,655,158	(9)

Robert M. Gans						3,000	(1)	219,420	(6)
—Executive Vice						6,000	(2)	438,840	(7)
General Counsel & Secretary						22,630	(1)	1,655,158	(9)

William J. Naylon						3,000	(1)	219,420	(6)
—Executive Vice						8,000	(2)	585,120	(7)
President and Chief Operating Officer						30,170	(4)	2,206,634	(9)

Thomas D. Martin						3,000	(1)	219,420	(10)
—Executive Vice						6,000	(2)	438,840	(7)
President and Chief Merchandising Officer						22,630	(4)	1,655,158	(9)

(1)

Represents our standard form of restricted stock award. Each restricted stock award vests in five equal installments on an annual basis based upon continued employment over a five-year period measured from the date of grant. Each award is also subject to certain accelerated vesting upon a change in control, as described under “Equity Incentive Plans” above.

(2)

Each restricted stock award vests in two equal installments on the fourth and fifth anniversaries of the date of grant, while the compensation expense associated with these awards will be recorded over the five year period following the date of grant. Each award is also subject to certain accelerated vesting upon a change in control, as described under “Equity Incentive Plans” above.

(3)	This restricted stock award will vest in eight equal installments on an annual basis upon continued employment over an eight-year period measured from the date of grant.

(4)	This restricted stock award will vest in ten equal installments on an annual basis upon continued employment over a ten-year period measured from the date of grant.

(5)	Computed by multiplying the closing market price of the Company’s Common Stock ($73.14) on August 31, 2012 by the number of shares subject to such stock award.

(6)	This award was granted on February 1, 2008.

(7)	This award was granted on March 11, 2010.

(8)	This award was granted on August 17, 2010.

(9)	This award was granted on January 25, 2012.

(10)	This award was granted on January 28, 2009.

Option Exercises and Shares Vested

The following table sets forth certain information with respect to option exercises and the vesting of shares of restricted stock during the fiscal year ended August 31, 2012 with respect to the named executive officers.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jose Luis Laparte	—	—	55,000	3,765,500
— Chief Executive Officer and President

John M. Heffner	—	—	3,000	200,400
—Executive Vice President and Chief Financial Officer

Robert M. Gans	—	—	3,000	200,400
—Executive Vice President, Secretary and General Counsel

William J. Naylon	—	—	3,000	200,400
—Executive Vice President and Chief Operating Officer

Thomas D. Martin	—	—	3,000	200,400
—Executive Vice President and Chief Merchandising Officer

(1)	The value realized upon vesting of a stock award is calculated based on the number of shares vesting multiplied by the fair market value per share of our Common Stock on the vesting date.

Pension Benefits

Other than our retirement plan, which is described above, we do not have any plan that provides for payments or other benefits at, following, or in connection with, retirement for our named executive officers.

Nonqualified Deferred Compensation

We do not have any plan that provides for deferred compensation.

Director Compensation

Each non-employee director receives an annual retainer for serving on the Board of Directors. Prior to May 1, 2012, each non-employee director received an annual retainer of $20,000 per year for serving on the Board of Directors. In addition, non-employee directors who served on committees of the Board of Directors (in a capacity other than chairman of a committee) received $500 for each meeting attended. The chairmen of the committees of the Board of Directors each received $5,000 per year in addition to their other compensation as directors, except that the chairman of the Audit Committee received $35,000 per year.

Effective May 1, 2012, the Board of Directors adopted a new cash compensation program for the non-employee directors. Under the new program, each non-employee director receives an annual retainer of $25,000 per year for serving on the Board of Directors. Additionally, non-employee directors who also serve as chairpersons of Committees receive additional annual retainers, as follows: the chairperson of the Compensation Committee receives an additional annual retainer of $10,000, the chairperson of the Finance Committee receives an additional annual retainer of $15,000, the chairperson of the Audit Committee receives an additional annual retainer of $35,000, and the chairperson of the Nominating and Corporate Governance Committee receives an additional annual retainer of $5,000. These annual retainers are paid on a quarterly basis.

Prior to May 1, 2012, each director was eligible to receive stock options pursuant to the Company’s 1998 Plan, the 2001 Plan and the 2002 Plan. Under each of the 1998 Plan, the 2001 Plan and the 2002 Plan, non-employee directors were entitled to receive initial grants of non-qualified stock options to purchase 3,000 shares of Common Stock upon becoming directors and additional grants of options to purchase 1,000 shares of Common Stock on the date of each annual meeting of stockholders at which the director was re-elected to the Board of Directors. Each year, the Company historically made a determination as to which equity plan the automatic non-employee option awards were to be granted under for such year based in part on its review of the available share reserves under such equity plans. Non-employee directors did not receive automatic option grants under more than one equity plan during any year. Pursuant to the foregoing automatic grant provisions, each non-employee director received a non-qualified stock option to purchase 1,000 shares of Common Stock on January 25, 2012, the date of our 2012 annual meeting of stockholders, and Ms. Bahrambeygui and Mr. Lynn each received a non-qualified stock option to purchase 3,000 shares of Common Stock in November 2011 in connection with their initial appointment to the Board of Directors.

Pursuant to a resolution of the Board of Directors effective May 1, 2012, automatic stock option grants to non-employee directors upon election and re-election to the Board of Directors under each of the 1998 Plan, the 2001 Plan and the 2002 Plan, as described above, have been suspended.

Effective May 1, 2012, following the suspension of the automatic option grant program, the Board of Directors granted to each non-employee director an award of 1,050 restricted stock units under the 2001 Plan, with dividend equivalents thereon, which number of restricted stock units was equal to (1) $75,000 divided by (2) the thirty trading day average of the Company’s stock price prior to April 17, 2012. In addition, the Board of Directors adopted a standing resolution pursuant to which a person who is initially elected or appointed to the Board of Directors following May 1, 2012, and who is a non-employee director at the time of such initial election or appointment, will be automatically granted such number of restricted stock units, with dividend equivalents thereon, equal to (1) $75,000 divided by (2) the 30-trading-day average of the Company’s stock price prior to the date of such election or appointment. The foregoing awards will vest in three equal installments on the first three anniversaries of the date of grant, subject to the non-employee director’s continued service on the Board of Directors on each such vesting date. Assuming approval of Proposal 2, all future automatic awards to the non-employee directors will be granted automatically pursuant to the terms of the 2013 Plan.

Directors also receive reimbursement for travel expenses incurred in connection with their duties as directors.

The following table sets forth a summary of the compensation we paid or was earned by our non-employee directors in the fiscal year ended August 31, 2012.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Gonzalo Barrutieta	23,333	86,667	67,200	—	—	—	177,200
Sherry Bahrambeygui	23,333	86,667	270,960	—	—	—	380,960
Katherine L. Hensley	38,666	86,667	67,200	—	—	—	192,533
Leon C. Janks	71,000	86,667	67,200	—	—	—	224,867
Lawrence B. Krause	31,333	86,667	67,200	—	—	—	185,200
Mitchell G. Lynn	25,333	86,667	270,960	—	—	—	382,960
Robert Price(3)	8,000	—	—	—	—	—	8,000
Edgar Zurcher	23,333	86,667	67,200	—	—	—	177,200

(1)

Represents the aggregate grant date fair value of the restricted stock units granted to the non-employee directors in fiscal 2012, as computed under ASC 718. For information regarding assumptions made in connection with this valuation, please see Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended August 31, 2012, filed with the SEC on October 30, 2012. The aggregate number of restricted stock unit awards outstanding at the end of fiscal 2012 for each director were as follows: Sherry Bahrambeygui, 1,050; Gonzalo Barrutieta, 1,050 ; Katherine L. Hensley, 2,050; Leon C. Janks, 2,050; Lawrence B. Krause, 2,050; Mitchell G. Lynn, 1,050; Robert Price, 0; and Edgar Zurcher, 1,050.

(2)

Represents the aggregate grant date fair value of the options to purchase our Common Stock granted to the non-employee directors in fiscal 2012, as computed under ASC 718. For information regarding assumptions made in connection with this valuation, please see Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended August 31, 2012, filed with the SEC on October 30, 2012. The aggregate number of stock option awards outstanding at the end of fiscal 2012 for each director were as follows: Sherry Bahrambeygui, 4,000; Gonzalo Barrutieta, 7,000; Katherine L. Hensley, 6,000; Leon C. Janks, 6,000; Lawrence B. Krause, 6,000; Mitchell G. Lynn, 4,000; Robert Price, 0; and Edgar Zurcher, 3,000.

(3)	Effective May 1, 2012, Mr. Price declined further compensation for his services as a director.

Severance and Change in Control Payments

The Company has entered into agreements and maintains plans that require it to make payments and/or provide benefits to its named executive officers under specified circumstances in the event of a termination of their employment or a change of control. The Company provides for certain severance benefits in the event that a named executive officer’s employment is involuntarily terminated. Such severance benefits are designed to alleviate the financial impact of an involuntary termination through salary continuation and with the intent of providing for a stable work environment. The Company believes that reasonable severance benefits for its named executive officers are important because it may be difficult for the Company’s executive officers to find comparable employment within a short period of time following certain qualifying terminations. In addition to normal severance, the Company provides for accelerated vesting of all equity awards for all of its employees in the event of a change in control as a means reinforcing and encouraging the continued attention and dedication of its employees to their duties of employment without personal distraction or conflict of interest in circumstances which could arise from the occurrence of a change in control. The Company believes that the interests of stockholders will be best served if the interests of its senior management are aligned with them, and providing these change-in-control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders.

The Company extends severance, continuity and change-in-control benefits because they are essential to help the Company fulfill its objectives of attracting and retaining key managerial talent. These agreements are intended to be competitive with those of similarly sized companies in the Company’s industry and company size and to attract and retain highly qualified individuals. While these arrangements form an integral part of the total compensation provided to these individuals and are considered by the Compensation Committee when determining executive officer compensation, the decision to offer these benefits did not influence the Compensation Committee’s determinations concerning other direct compensation or benefit levels.

The following table summarizes the potential payments to each named executive officer in two different potential scenarios: (1) a termination of the named executive officer without cause, and (2) a change of control without a termination of employment. The table assumes that the termination of employment or change of control occurred on August 31, 2012, the last business day of our last completed fiscal year. For purposes of estimating the value of accelerated vesting of equity awards to be received in the event of a change of control, the Company has assumed a price per share of our Common Stock of $73.14, which represents the closing market price of the Company’s Common Stock as reported on the Nasdaq Global Select Market on August 31, 2012 (the last trading day of fiscal 2012).

Named Executive Officer	Severance upon Termination without Cause ($)		Acceleration of Options and Restricted Stock upon Change of Control ($)
Jose Luis Laparte	561,000	(1)	6,582,600
—Chief Executive Officer and President

John M. Heffner	330,000	(1)	2,313,418
—Executive Vice President and Chief Financial Officer

Robert M. Gans	343,000	(1)	2,313,418
—Executive Vice President, Secretary and General Counsel

William J. Naylon	400,000	(1)	3,011,174
—Executive Vice President and Chief Operating Officer

Thomas D. Martin	350,000	(1)	2,313,418
—Executive Vice President and Chief Merchandising Officer

(1)

Under the named executive officer’s employment agreement, in the event of his termination for other than cause, death or disability, he will be entitled to the continuation of his base salary for a period of one year, payable over such severance period in conformity with the Company’s normal payroll.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this Proxy Statement. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in this report.

The foregoing has been furnished by the Compensation Committee.

Katherine L. Hensley

Leon C. Janks

Lawrence B. Krause

Mitchell G. Lynn

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Ms. Hensley and Messrs. Janks, Krause and Lynn. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s Board of Directors or compensation committee. During fiscal 2012, Mr. Lynn had a relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Please see the section entitled “Certain Transactions—Related Party Transactions” of this Proxy Statement for additional information about this relationship.

Risk Assessment

Management assessed the Company’s compensation program for the purpose of reviewing and considering any risks presented by the Company’s compensation policies and practices that are likely to have a material adverse effect on the Company.

As part of that assessment, management reviewed the primary elements of the Company’s compensation program, including base salary, annual short-term incentive compensation and long-term equity compensation. Management’s risk assessment included a review of the overall design of each primary element of the Company’s compensation program and an analysis of the various design features, controls and approval rights in place with respect to compensation paid to management and other employees that mitigate potential risks to the Company.

Following the assessment, management determined that the Company’s compensation policies and practices did not create risks that were reasonably likely to have a material adverse effect on the Company and reported the results of the assessment to the Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise or vesting of outstanding options, restricted stock units, warrants and rights, and the number of securities remaining available for future issuance under all of our equity compensation plans, at August 31, 2012. For more information regarding the Company’s equity compensation plans, please see “Compensation Discussion and Analysis—Equity Incentive Plans” above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders			338,651
Options	36,000	$39.8325
RSUs	82,627	—
Equity compensation plans not approved by security holders	—	—	—
Total	118,627		338,651

CERTAIN TRANSACTIONS

Review and Approval of Related-Party Transactions

As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In the course of its review and approval or ratification of a disclosable related-party transaction, the Audit Committee may consider:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•	any other matters the Audit Committee deems appropriate.

Related Party Transactions

Relationships with Edgar A. Zurcher: Mr. Zurcher has been a director of the Company since October 15, 2009 and also served as a director of the Company from November 2000 to February 2008. Mr. Zurcher is a director of a company that owns 40% of Payless ShoeSource Holdings, Ltd., which rents retail space from the Company. The Company recorded approximately $1.4 million in rental income for this space during the fiscal year ended August 31, 2012. Additionally, Mr. Zurcher is a director of Molinos de Costa Rica Pasta, from which PriceSmart purchases pasta and other products. PriceSmart paid approximately $367,000 for products purchased from this entity during the fiscal year ended August 31, 2012. Also, Mr. Zurcher is a director of Roma S.A. dba Roma Prince S.A. PriceSmart purchased products from this entity for approximately $1.4 million for the fiscal year ended August 31, 2012.

Relationships with Gonzalo Barrutieta: Gonzalo Barrutieta has been a director of the Company since February 2008. Mr. Barrutieta is a member of the Board of Directors of Office Depot Mexico, which operates Office Depot Panama, which rents retail space from the Company. The Company recorded approximately $252,000 in rental income and common area maintenance charges for this space during the fiscal year ended August 31, 2012. During the fiscal year ended August 31, 2011, the Company’s joint venture Golf Park Plaza, S.A. (“GPP”) and Office Depot Panama entered into a 30-year operating lease, with an option to buy, of approximately 26,000 square feet of undeveloped land owned by GPP. As part of this transaction, Office Depot Panama: (1) made an initial deposit to GPP in the sum of approximately $545,000 at the time of signing the agreement; (2) will pay a second deposit of approximately $436,000 at the time their building is completed and their store is opened to the public; (3) will pay monthly rent per the lease clause of the agreement of $1,000 per month starting 365 days from execution of the contract and (4) will pay an additional $109,000, less any rental payments previously applied per the lease clause, when Office Depot exercises its option to purchase the land. Office Depot Panama anticipates opening their store during December 2012.

Relationships with Mitchell G. Lynn: Mr. Lynn has been a director of the Company since November 2011. Mr. Lynn is the founder, owner and General Partner of CRI 2000, LP, dba Combined Resources International (“CRI”), which designs, develops and manufactures consumer products for international wholesale distribution, primarily through warehouse clubs. Mr. Lynn is also a founder and continuing Manager of Early Learning Resources, LLC, dba ECR4Kids (“ECR”) which designs, manufactures and sells educational/children’s products to wholesale dealers. CRI and ECR sold merchandise to the Company, for which the Company paid a combined total of approximately $286,000 during the fiscal year ended August 31, 2012.

The Company believes that each of the related party transactions described above were consummated on terms comparable to those that the Company could have obtained in arms-length transactions with unaffiliated third parties.

GENERAL

Independent Registered Public Accounting Firm

The Audit Committee of the Company’s Board of Directors has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to the Company and Ernst & Young LLP agreeing on a mutually acceptable engagement letter. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit and non-audit fees. The aggregate fees billed to the Company by Ernst & Young LLP, the Company’s independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows (in thousands):

	2012	2011
Audit Fees(1)	$2,031	$1,933
Audit-Related Fees(2)	38	36
Tax Fees(3)	63	15
All Other Fees(4)	65	7

Total	$2,197	$1,991

(1)	Audit Fees consist of fees for professional services performed by Ernst & Young LLP for the audit of the Company’s annual financial statements and review of quarterly financial statements.

(2)

Audit-Related Fees consist of fees for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	Tax Fees consist of fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.

(4)	All Other Fees consist of an assessment of the Company’s Foreign Corrupt Practices Act compliance programs and policies.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. From the time that the pre-approval requirements became effective, all permissible non-audit services provided by the Company’s independent registered public accounting firm have been pre-approved by the Company’s Audit Committee. Our Audit Committee has considered whether the provision of services under the heading “All Other Fees” is compatible with maintaining the accountants’ independence and determined that it is consistent with such independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of 10% or more of the Company’s Common Stock, or reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of the Common Stock. Based solely on our review of such forms received by the Company and the written representations of the reporting persons, the Company has determined that no reporting persons known to the Company were delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Exchange Act.

Stockholder Proposals

A proposal to be considered for inclusion in the Company’s proxy statement for the next annual meeting must be received by the Secretary of the Company not later than August 7, 2013 to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. A stockholder proposal submitted after October 21, 2013 will not be considered timely. Holders of proxies which expressly confer discretionary authority may vote for or against an untimely proposal.

Annual Report

The Annual Report of the Company for the fiscal year ended August 31, 2012 will be mailed to stockholders of record on or about, December 5, 2012. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Stockholders desires additional information, a copy of the Company’s Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date. Requests should be directed to PriceSmart, Inc., 9740 Scranton Road, San Diego, California 92121, Attention: Secretary.

Householding of Proxy Materials

If you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings, save significant printing and postage costs, and conserve natural resources. Stockholders will receive only one copy of our proxy statement and annual report if they share an address with another stockholder, have been previously notified of householding by their broker, bank or other intermediary, and have consented to householding, either affirmatively or implicitly by not objecting to householding. If you would like to opt out of this practice for future mailings, and receive separate annual reports and proxy statements for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate annual report or proxy statement without charge by sending a written request to PriceSmart, Inc., 9740 Scranton Road, San Diego, California 92121, Attention: Secretary or call Investor Relations at (858) 404-8800. We will promptly send additional copies of the annual report or proxy statement upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the annual report or proxy statement can request delivery of a single copy of the annual report or proxy statement by contacting their broker, bank or other intermediary, sending a written request to the Company at the address above or calling Investor Relations at the telephone number above.

Other Matters

The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN

THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

Robert M. Gans Secretary

Dated: December 5, 2012

APPENDIX A

PRICESMART, INC.

2013 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the PriceSmart, Inc. 2013 Equity Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success of PriceSmart, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to enhance returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Plan provides a mechanism through which the Company may grant equity and equity-based awards as well as cash bonus and other cash awards to Eligible Individuals.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Applicable Law” shall mean any applicable law, including, without limitation, the Code, the Securities Act, the Exchange Act any other federal, state or foreign corporate, securities or tax or other laws, rules, requirements or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and any other applicable law.

2.5 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.6 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.8 “Board” shall mean the Board of Directors of the Company.

2.9 “Cause” shall mean the occurrence of any of, but not limited to, the following: (a) the non-appealable conviction of a Holder of any felony or any crime involving fraud or dishonesty; (b) a Holder’s participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Affiliate; (c) conduct by a Holder that, based upon a good faith and reasonable factual investigation by the Company (or, if a Holder is an executive officer, by the Board), demonstrates such Holder’s unfitness to serve; (d) a Holder’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Affiliate; (e) a Holder’s violation of state or federal law in connection with the Holder’s performance of his or her job that has an adverse effect on the Company and/or any Affiliate; and (f) a Holder’s violation of Company policy that has a material adverse effect on the Company and/or any Affiliate. A Holder’s Disability shall not constitute Cause as set forth herein. Notwithstanding the foregoing, if a Holder is a party to an employment or severance agreement with the Company or any Affiliate in effect as of the date of grant of an Award which defines “Cause” or a similar term, or if an Award Agreement defines “Cause” in a manner that differs from the foregoing definition, “Cause” for purposes of the Plan and such Award shall have the meaning given to such term in such employment or severance agreement or Award Agreement (and if “Cause” or a similar term is defined in both an employment or severance agreement with the Company or any Affiliate in effect as of the date of grant of an Award and in the Award Agreement, the definition of “Cause” in the employment or severance agreement shall take precedence unless expressly otherwise provided in the Award Agreement). The determination that a termination is for Cause shall be by the Administrator it its sole and exclusive judgment and discretion.

2.10 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.10(a) or Section 2.10(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.10(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event with respect to any portion of an Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.11 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.12 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.13 “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

2.14 “Company” shall have the meaning set forth in Article 1.

2.15 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.16 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.17 “Director” shall mean a member of the Board, as constituted from time to time.

2.18 “Disability” shall mean that the Holder is either (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under a long-term disability income plan, if any, covering employees of the Company. For purposes of the Plan, a Holder shall be deemed to have incurred a Disability if the Holder is determined to be totally disabled by the Social Security Administration or in accordance with the applicable disability insurance program of the Company; provided that the definition of “disability” applied under such disability insurance program complies with the requirements of this definition. Any determination of Disability under this Plan shall be made by the Administrator.

2.19 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.20 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.21 “Effective Date” shall mean the date the Plan is approved by the Company’s stockholders.

2.22 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.23 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.24 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.25 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.26 “Fair Market Value” shall mean, as of any given date, if the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, the closing sales price for a share of Common Stock as quoted on such exchange or system for on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

2.27 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28 “Holder” shall mean a person who has been granted an Award.

2.29 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.31 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.32 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.33 “Option Term” shall have the meaning set forth in Section 6.6.

2.34 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.35 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.36 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.37 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: net earnings (either before or after one or more of the following: (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization); gross or net sales or revenue; net income (either before or after taxes); adjusted net income; operating earnings or profit; cash flow (including, but not limited to, operating cash flow and free cash flow); return on assets; return on capital or return on invested capital; return on stockholders’ equity; total stockholder return; return on sales; gross or net profit or operating margin; operating or other costs and expenses; improvements in expense levels; working capital; earnings per share or adjusted earnings per share; price per share of Common Stock; implementation or completion of critical projects; market share; economic value; comparisons with various stock market indices; stockholders’ equity; market recognition (including but not limited to awards and analyst ratings); financial ratios; customer satisfaction; and strategic team goals, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: items related to a change in accounting principle; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by the Company during the Performance Period; items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments, items related to amortization of acquired intangible assets; items that are outside the scope of the Company’s core, on-going business activities; items relating to changes in tax laws; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; or items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.38 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.39 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.40 “Performance Stock Unit” shall mean a Performance Award awarded under Section 9.1 which is denominated in units of value including dollar value of Shares.

2.41 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.

2.42 “Plan” shall have the meaning set forth in Article 1.

2.43 “Prior Plans” shall mean (a) The 1998 Equity Participation Plan of PriceSmart, Inc., (b) The 2001 Equity Participation Plan of PriceSmart, Inc., and (c) The 2002 Equity Participation Plan of PriceSmart, Inc., as such plans may be amended from time to time.

2.44 “Prior Plan Award” shall mean an award outstanding under the Prior Plans as of the Effective Date.

2.45 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.46 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.47 “Restricted Stock Units” shall mean the right to receive Shares or cash awarded under Article 9.

2.48 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.49 “Shares” shall mean shares of Common Stock.

2.50 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 11.

2.51 “Stock Appreciation Right Term” shall have the meaning set forth in Section 11.4.

2.52 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

2.53 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.54 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.55 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 3.1(b) and Section 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 600,000 Shares, plus (ii) any Shares that as of the Effective Date are available for issuance under the Prior Plans, plus (iii) any Shares that are subject to Prior Plan Awards that become available for future grants of Awards under the Plan following the Effective Date pursuant to Section 3.1(b). As of the Effective Date, the sum of the aggregate number of unissued Shares authorized for issuance under the Prior Plans and the aggregate number of Shares subject to Prior Plan Awards was 931,818 Shares, and, accordingly, the total number of Shares available for issuance or that may become available for issuance under the Plan pursuant to clauses (ii) and (iii) in the preceding sentence shall not exceed 931,818 Shares. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to Awards under the Plan (including Incentive Stock Options) shall not exceed an aggregate of 1,531,818 Shares, subject to adjustment pursuant to Section 13.2. From and after the Effective Date, no awards shall be granted under the Prior Plans; however, any Prior Plan Award shall continue to be subject to the terms and conditions of the relevant Prior Plan.

(b) To the extent all or a portion of an Award or Prior Plan Award is forfeited, expires or such Award, Prior Plan Award or portion thereof is settled for cash (in whole or in part), the Shares subject to such Award, Prior Plan Award or portion thereof, shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Any Shares tendered by a Holder or withheld by the Company or any Affiliate to satisfy the grant or exercise price or tax withholding obligation in connection with all or a portion of an Award or Prior Plan Award shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. Any Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof shall again be available for the grant of an Award pursuant to the Plan. Any Shares repurchased by or surrendered to the Company pursuant to Section 7.4 or in connection with any Prior Plan Award so that such Shares are returned to the Company shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be or, as applicable, may become eligible to be, optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any fiscal year of the Company shall be 150,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any fiscal year of the Company with respect to one or more Awards payable in cash shall be $5,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Unless otherwise determined by the Administrator, each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the

Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Program or Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.

5.1 Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period.

5.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

OPTIONS

6.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.3 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

6.4 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

6.5 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless determined by the Administrator, and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

6.6 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten years from the date the Option is granted, or five years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.7 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.8 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

6.9 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE 7.

RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to vote and the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, unless otherwise determined by the Administrator, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (i) if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be forfeited to the Company and cancelled without consideration, and (ii) if a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement.

7.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in its sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

7.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company within thirty days after filing such election with the Internal Revenue Service.

ARTICLE 8.

RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

8.2 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

8.3 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

8.4 Payment. At the time of grant, the Administrator shall specify the settlement or payment date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise expressly set forth in an applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the payment date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the payment date, the Company shall, subject to Section 11.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the payment date or a combination of cash and Common Stock as determined by the Administrator.

8.5 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

8.6 Automatic Grants to Non-Employee Directors. Each person who is initially elected or appointed to the Board and who is a Non-Employee Director at the time of such initial election or appointment shall automatically be granted such number of Restricted Stock Units, with Dividend Equivalents thereon, as is equal to (a) $75,000, divided by (b) the thirty day trading average per Share of the Shares prior to the date of such election or appointment. The foregoing Awards shall vest in three equal installments on the first three anniversaries of the date of grant.

ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

9.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and Awards of cash bonuses or other cash awards determined in the Administrator’s discretion from time to time, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units and any cash awards, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b) Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

9.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, during the period between the date an Award is granted to a Holder and the date such Award vests, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, unless otherwise determined by the Administrator, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder.

9.4 Term. The term of a Performance Award, Dividend Equivalent award and/or Stock Payment award shall be set by the Administrator in its sole discretion.

9.5 Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 10.

STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise a vested Stock Appreciation Right, which time period may not extend beyond the expiration date of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) any other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator shall determine the methods by which payments by any Holder with respect to the tax withholding obligations with respect to any Awards granted under the Plan shall be made, which methods may include any of the methods permitted under Section 11.1 above. Without limiting the foregoing, the Administrator may in its sole discretion and in satisfaction of the foregoing requirement withhold, or allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise or any settlement, vesting or distribution of an Award in a manner involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Section 11.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) above; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise, vesting or payment of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

11.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a) (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (A) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or that is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (B) the Holder incurs a Termination of Service for Cause; and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

11.6 Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 11.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

ARTICLE 12.

ADMINISTRATION

12.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any other Applicable Law are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to Eligible Individuals;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 13.2(d).

12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, amend awards held by, or take administrative actions with respect to Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant, amend or administer Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (a) increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (b) increase the limits imposed in Section 3.3 on the Awards that may be issued under the Plan to any individual, or (c) take any action prohibited under Section 11.6. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the tenth anniversary of the first to occur of (a) the date on which the Board approves the Plan or (b) the Effective Date. Any Awards that are outstanding on the date on which the Plan is suspended or terminated shall remain in force according to the terms of the Plan and the applicable Award Agreement.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit; (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 13.2(a) or any Change in Control or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future; and

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit). The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each Award which is at the time outstanding under the Plan automatically shall become, except as provided otherwise in an individual Award or Award Agreement and subject to all other terms of such Award or Award Agreement, fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g) The existence of the Plan, the Program, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

13.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan.

13.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) except as otherwise provided herein, to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Laws (including but not limited to margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Laws.

13.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of the Plan and any agreements hereunder regardless of the law that might be applied under principles of conflicts of laws. Should any provision of the Plan or any agreement hereunder be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the

Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

PRICESMART, INC 9740 SCRANTON ROAD

SAN DIEGO, CA 92121-1745

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

For Withhold For All To withhold authority to vote for any

All 0 01 Sherry S. Bahrambeygui 06 Mitchell The Board of 2 To approve the Pricesmart, Inc. 2013 Equity Incentive Award Plan. All 0 G. Lynn Directors recommends you vote FOR the following proposal: Except 0 individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 02 Gonzalo Barrutieta 03 07 Robert E. Price 08 Katherine L. Hensley Edgar Zurcher 04 Leon C. Janks 05 Jose Luis Laparte For 0 Against 0 Abstain 0

NOTE: The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

0000152371_1 R1.0.0.11699

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

0000152371_2 R1.0.0.11699

PRICESMART, INC

Annual Meeting of Stockholders

January 22, 2013 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder of PriceSmart, Inc., a Delaware corporation (the “Company”), hereby appoints Robert M. Gans and John M. Heffner, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held on Tuesday, January 22, 2013 at 10 a.m. Pacific Time, and any adjournment or postponement thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

This Proxy is solicited on behalf of the Board of Directors of the Company. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” the nominees for directors listed in Proposal 1, and “For” Proposal 2.

Continued and to be signed on reverse side